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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

DIGI INTERNATIONAL INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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DIGI INTERNATIONAL INC.
9350 Excelsior Blvd.
Hopkins, Minnesota 55343
952/912-3444

December 20, 2019

Dear Stockholder:

        You are cordially invited to attend our Annual Meeting of Stockholders to be held at our corporate world headquarters at 9350 Excelsior Blvd., Hopkins, Minnesota, commencing at 3:30 p.m., Central Standard Time, on Wednesday, January 29, 2020.

        The Secretary's Notice of Annual Meeting and the Proxy Statement that follow describe the matters to come before the meeting. Whether or not you plan to attend the Annual Meeting in person, please vote your shares promptly so they can be represented at the meeting. If you have elected to receive a full set of proxy materials, then please sign the enclosed proxy card and return it in the accompanying postage-paid reply envelope as quickly as possible. If you later desire to revoke your proxy or voting instructions, you will have an opportunity to do so.

Sincerely,

Satbir Khanuja, Ph.D.
 Non-Executive Chairman of the Board

DIGI INTERNATIONAL INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on
January 29, 2020

        The Annual Meeting of Stockholders of Digi International Inc. will be held at our corporate world headquarters, 9350 Excelsior Blvd., Hopkins, Minnesota, at 3:30 p.m., Central Standard Time, on Wednesday, January 29, 2020, for the following purposes:

  1.
  to elect two directors for a three-year term;

  2.
  to approve, on a non-binding advisory basis, the executive compensation paid to our named executive officers ("Say-on-Pay");

  3.
  to ratify the appointment of Grant Thornton LLP as independent registered public accounting firm of the company for the fiscal year ending September 30, 2020;

  4.
  to approve the Digi International Inc. 2020 Omnibus Incentive Plan;

  5.
  to approve the amended and restated Digi International Inc. Employee Stock Purchase Plan; and

  6.
  to transact such other business as may properly be brought before the meeting.

        The Board of Directors has fixed December 4, 2019 as the record date for the meeting, and only stockholders of record at the close of business on that date are entitled to receive notice of and vote at the meeting.

        Your proxy is important to ensure a quorum at the meeting. Even if you own only a few shares, and whether or not you expect to be present at the meeting, please vote your shares by proxy as quickly as possible. You may revoke your proxy at any time prior to its exercise, and voting by proxy will not affect your right to vote in person if you attend the meeting and revoke the proxy.

By Order of the Board of Directors,

David H. Sampsell
 Vice President, Corporate Development, General Counsel & Corporate Secretary
Hopkins, Minnesota
December 20, 2019

PROXY STATEMENT

i

PROXY STATEMENT

GENERAL INFORMATION

        Proxies are being solicited by the Board of Directors (the "Board") of Digi International Inc., a Delaware corporation (the "Company," "we," "us" or "our"), for use in connection with the Annual Meeting of Stockholders to be held on Wednesday, January 29, 2020, at our corporate world headquarters, 9350 Excelsior Blvd., Hopkins, Minnesota, commencing at 3:30 p.m., Central Standard Time, and at any adjournments thereof. Only stockholders of record at the close of business on December 4, 2019 will be entitled to vote at such meeting or adjournments.

        The address of our principal executive office is 9350 Excelsior Blvd., Suite 700, Hopkins, Minnesota, Minnesota 55343 and our telephone number is (952) 912-3444. The mailing of this proxy statement and a proxy card, or a Notice Regarding the Availability of Proxy Materials, to stockholders will commence on or about December 20, 2019.

        Shares of Common Stock Outstanding on Record Date.    Our common stock, par value $.01 per share, is our only outstanding voting security. At the close of business on December 4, 2019, there were 28,664,744 shares of our common stock issued and outstanding, each of which is entitled to one vote.

  Vote Required on Proposals.

  1.
  Election of Directors—Because the number of candidates equals the number of members to be elected to the Board, a majority of the votes cast with respect to each director nominee is required for the election of directors. This means that the number of shares voted "for" a director nominee's election must exceed the number of votes cast "against" that director nominee's election. Holders of common stock are not entitled to cumulate their votes for the election of directors. See below under "Majority Voting for Election of Directors" for additional details.

  2.
  Say-on-Pay Proposal—The Say-on-Pay proposal is advisory and not binding. We will consider our stockholders to have approved, on an advisory basis, our executive compensation if the number of votes "for" the proposal exceeds the number of votes "against" the proposal.

  3.
  Ratification of Auditors—The affirmative vote of the holders of a majority of the outstanding shares of common stock present in person or represented by proxy at the meeting and entitled to vote is required for approval of the proposal to ratify the appointment of auditors.

  4.
  2020 Omnibus Incentive Plan—The affirmative vote of the holders of a majority of the outstanding shares of common stock present in person or by proxy at the meeting and entitled to vote is required for the approval of the Digi International Inc. 2020 Omnibus Incentive Plan (the "2020 Plan").

  5.
  Amended and Restated Employee Stock Purchase Plan—The affirmative vote of the holders of a majority of the outstanding shares of common stock present in person or by proxy at the meeting and entitled to vote is required for the approval of the amended and restated Digi International Inc. Employee Stock Purchase Plan (the "ESPP Amendment").

        Majority Voting for Election of Directors.    If an incumbent director does not receive a majority vote, then the director will promptly tender his or her resignation to the Board. The Nominating and Governance Committee will make a recommendation to the full Board as to whether to accept or reject the tendered resignation. The Board will publicly disclose its decision regarding the tendered resignation and the rationale behind the decision within 90 days from the date of the certification of the election results. The director who tenders his or her resignation will not participate in the recommendation of the Nominating and Governance Committee or the decision of the Board with respect to his or her resignation.

        In a contested election, directors are elected by a plurality of the outstanding shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. We do not anticipate a contested election at the 2020 Annual Meeting of Stockholders.

        Abstentions and Broker Non-Votes.    Abstentions and broker non-votes will be counted as present for purposes of determining the existence of a quorum at the meeting. However, shares of a stockholder who abstains or does not otherwise vote in person or by proxy (including broker non-votes) will not be counted for the election of directors or the Say-on-Pay proposal. An abstention will have the effect of a vote against the ratification of auditors, the 2020 Plan, and the ESPP Amendment. A stockholder who does not vote in person or by proxy (including broker non-votes) on any of the ratification of auditors, 2020 Plan, or the ESPP Amendment will have no effect on the outcome of those proposals.

        Expenses of Soliciting.    We will pay the cost of soliciting proxies. In addition to solicitation by the use of the mails, certain of our directors, officers and employees may solicit proxies by telephone, email or personal contact, and we have requested brokerage firms and custodians, nominees and other record holders to forward soliciting materials to the beneficial owners of our stock and will reimburse them for their reasonable out-of-pocket expenses in so forwarding such materials. We have engaged The Proxy Advisory Group LLC to assist in the solicitation of proxies for the 2020 Annual Meeting of Stockholders and to provide related advice and informational support for a services fee and the reimbursement of customary disbursements, which are expected not to exceed $25,000 in the aggregate.

        Stockholder Proposals.    Stockholder proposals (other than director nominations) that are submitted for inclusion in our proxy statement for our 2021 Annual Meeting of Stockholders must follow the procedures and requirements of the federal securities laws, including Rule 14a-8 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"). To be timely, such proposals must be received by us at our principal executive office no later than August 22, 2020.

        If a stockholder does not submit a proposal for inclusion in our proxy statement but desires to propose an item of business to be considered at an annual meeting of stockholders or to nominate persons for election as director at an annual meeting, then the stockholder must give timely written notice of such proposal or nominations to our Secretary at our principal executive office, which is 9350 Excelsior Blvd., Suite 700, Hopkins, MN 55343. To be timely under our By-Laws, we must receive notice of the stockholder's intention to propose an item of business or to nominate persons for election as director not less than 120 days before the first anniversary of the date of the preceding year's annual meeting (unless the date of the annual meeting is more than 30 days before or 60 days after such anniversary date, in which case such notice will be timely only if delivered not less than 120 days before the annual meeting or, if later, within 10 days after the first public announcement of the date of such annual meeting), and the notice must otherwise comply with certain other requirements contained in our By-Laws as well as all applicable statutes and regulations.

        Assuming that our next annual meeting of stockholders is held not more than 30 days before nor more than 60 days after the one-year anniversary of this year's Annual Meeting, we must receive notice of a stockholder's intention to propose an item of business or nominate persons for election as a director on or before October 1, 2020. A stockholder's notice will not be deemed to be submitted until we have received all of the required information.

 HOW TO VOTE

        Your vote is important.    We encourage you to vote promptly. Internet and telephone voting is available through 10:59 p.m. Central Standard Time on Tuesday, January 28, 2020. If you received a Notice Regarding the Availability of Proxy Materials, you should vote as instructed in the notice. If you received paper copies of this proxy statement, you may vote in one of the following ways:

        By Telephone.    If you are located in the United States or Canada, you can vote your shares by calling the toll-free telephone number on your proxy card or in the instructions that accompany your proxy materials. You may vote by telephone 24 hours a day. The telephone voting system has easy-to-follow instructions and allows you to confirm that the system has properly recorded your votes. If you vote by telephone, you do not need to return your proxy card or your voting instruction form.

        By Internet.    You can also vote your shares by the Internet. Your proxy card indicates the Web site you may access for Internet voting. You may vote by the Internet 24 hours a day. As with telephone voting, you will be able to confirm that the system has properly recorded your votes. If you hold your shares in street name, please follow the Internet voting instructions that accompany your proxy materials. You may incur telephone and Internet access charges if you vote by the Internet. If you vote by the Internet, you do not need to return your proxy card or your voting instruction form.

        By Mail.    If you are a holder of record and received a paper copy of the proxy card by mail, you can vote by marking, dating, and signing your proxy card and returning it by mail in the envelope provided. If you hold your shares in street name, you can vote by completing and mailing the voting instruction form.

        At the Meeting.    Voting your shares now will not limit your right to change your vote at the meeting if you attend in person. If you hold your shares in street name, you must obtain and present a legal proxy, executed in your favor, from the holder of record if you wish to vote these shares at the meeting.

        All shares that have been properly voted and not revoked will be voted as you have directed at the meeting. If you sign and return your proxy card without any voting instructions, your shares will be voted as the Board recommends.

        Revocation of Proxies.    You can revoke your proxy at any time before your shares are voted if you (1) submit a written revocation to our corporate secretary at our executive offices before the meeting, or at the meeting, (2) submit a timely later-dated proxy (or voting instruction form if you hold shares in street name), (3) provide timely subsequent telephone or Internet voting instructions, or (4) vote in person at the meeting.

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to Be Held on January 29, 2020
The Notice & Proxy Statement, Annual Report to Stockholders and Form of Proxy are available at: https://materials.proxyvote.com/253798

 SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

        The following table sets forth the beneficial ownership of our common stock, as of December 4, 2019, by each of our directors or nominees for director, by each of our executive officers named in the Summary Compensation Table herein, by all directors, nominees and executive officers as a group, and by each stockholder who is known by us to own beneficially more than 5% of our outstanding common stock. Unless otherwise indicated in a footnote below, the address of each director, nominee and executive officer is care of our Company at 9350 Excelsior Blvd., Suite 700, Hopkins, Minnesota 55343.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percentage Outstanding Shares
Directors, nominees and named executive officers:
Ronald E. Konezny	909,099	(2)	3.1%
James J. Loch	318		*
Kevin C. Riley	197,547	(3)	*
Michael A. Ueland	136,048	(4)	*
David H. Sampsell	213,771	(5)	*
Brian G. Ballenger	28,566	(6)	*
Gokul V. Hemmady	60,889		*
Christopher D. Heim	22,414	(7)	*
Satbir Khanuja, Ph.D.	58,807	(8)	*
Spiro C. Lazarakis	44,685	(9)	*
Hatem H. Naguib	10,238	(10)	*
Sally J. Smith	22,414	(11)	*
All directors, nominees and current executive officers as a group (12 persons)	1,878,541	(12)	6.3%
Other beneficial owners:
BlackRock, Inc.	4,071,499	(13)	14.2%
55 East 52nd Street
New York, NY 10022
Dimensional Fund Advisors LP	2,283,088	(14)	8.0%
Palisades West, Building One
6300 Bee Cave Road
Austin, TX 78746
The Vanguard Group	1,830,733	(15)	6.4%
100 Vanguard Boulevard
Malvern, PA 19355

*
Less than one percent.

(1)
Unless otherwise indicated in a footnote below, (i) the listed beneficial owner has sole voting power and investment power with respect to such shares, and (ii) no director or executive officer has pledged as security any shares shown as beneficially owned. Includes shares subject to options that are currently exercisable and shares subject to options and restricted stock units that are scheduled to become exercisable or vest and settle, as applicable, within 60 days of December 4, 2019 and shares, if any, held pursuant to employee stock purchase plans. Excludes fractional shares held by any listed beneficial owner.

(2)
Includes 664,332 shares subject to options.

(3)
Includes 130,939 shares subject to options.

(4)
Includes 97,813 shares subject to options.

(5)
Includes 176,120 shares subject to options, 1,000 shares jointly owned with spouse and 1,875 shares subject to restricted stock units.

(6)
Includes 21,130 shares subject to options and 250 shares subject to restricted stock units.

(7)
Includes 9,828 shares subject to restricted stock units.

(8)
Includes 9,828 shares subject to restricted stock units.

(9)
Includes 9,828 shares subject to restricted stock units.

(10)
Includes 10,238 shares subject to restricted stock units.

(11)
Includes 9,828 shares subject to restricted stock units.

(12)
Includes 1,286,670 shares subject to options and 52,541 shares subject to restricted stock units.

(13)
Based on Amendment No. 11 to Schedule 13G filed by BlackRock, Inc. on January 28, 2019, reflecting beneficial ownership as of December 31, 2018 and reporting possession of sole voting power over 4,026,546 shares and sole dispositive power over all of the shares.

(14)
Based on Amendment No. 11 to Schedule 13G filed by Dimensional Fund Advisors LP on February 8, 2019, reflecting beneficial ownership as of December 31, 2018 and reporting possession of sole voting power over 2,203,551 shares and sole dispositive power over all of the shares.

(15)
Based on Amendment No. 1 to Schedule 13G filed by The Vanguard Group on February 11, 2019, reflecting beneficial ownership as of December 31, 2018 and reporting possession of sole voting power over 23,967 shares, sole dispositive power over 1,806,766 shares and shared dispositive power over 23,967 shares.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

        Our business is overseen by our Board with the number of directors, not less than three, fixed from time to time by the Board. The Board is divided into three classes as nearly equal in number as possible, and directors typically are elected to a designated class for a term of three years. The Board has fixed at two the number of directors to be elected to the Board at the 2020 Annual Meeting of Stockholders. The Nominating and Governance Committee has nominated Satbir Khanuja, Ph.D. and Ronald E. Konezny to stand for election, each to serve for a three-year term. Proxies solicited by the Board will, unless otherwise directed, be voted to elect the nominees named below. If a nominee is not elected, then the Board may fill the resulting vacancy or may decrease the size of the Board, each in accordance with the applicable provisions of our By-Laws.

        The Nominating and Governance Committee of the Board selected each of the below named nominees. In case any nominee is not a candidate for any reason, the proxies named in the enclosed proxy card may vote for a substitute nominee selected by the Nominating and Governance Committee.

        The following provides certain information regarding the nominees for the office of director and the current directors whose terms are scheduled to expire after the 2020 Annual Meeting:

Nominees for Terms Expiring in 2023

  Satbir Khanuja, Ph.D., age 52

        Dr. Khanuja has served as a member of our Board since June 2013 and has served as its non-executive Chairman since January 2018. He has served as a venture advisor with Ignition Partners, a venture capital firm, since May 2018 and as a member of the Board of Directors of LevelTen Energy, Inc. since February 2018. He was President and Chief Executive Officer of DataSphere Technologies, Inc., an online marketing company, from 2008 until the company was acquired in May 2017. Dr. Khanuja served as Senior Vice President of Marketing and Business Development of Second Space, Inc., an online services company operating a network of immersive lifestyle-oriented web sites, from 2006 to 2008. Prior to that, he held a variety of roles at Amazon.com from 1999 to 2006, including Vice President IMDb.com and Amazon In-Theater and Vice President, Worldwide Traffic. Before joining Amazon.com, Dr. Khanuja was an Engagement Manager with McKinsey & Company from 1998 to 1999.

        Dr. Khanuja provides the Board with extensive leadership experience in marketing, operations and strategy. His role in the development of internet-based businesses is very valuable as the Company develops cloud-based application solutions such as SmartSense by Digi™ and Digi Remote Manager®.

  Ronald E. Konezny, age 51

        Mr. Konezny has served as a member of our Board and as our President and Chief Executive Officer since December 2014. From September 2013 to December 2014, he served as Vice President, Global Transportation and Logistics at Trimble Navigation Limited, a global provider of navigation and range-finding equipment and related solutions. From August 2011 to September 2013, he served as General Manager of Trimble's Global Transportation and Logistics division. From 2007 to September 2013, he served as Chief Executive Officer of PeopleNet, Inc., a provider of telematics solutions for the transportation industry, which was acquired by Trimble in 2011. Mr. Konezny founded PeopleNet in 1996 and served in various other roles, including Chief Technology Officer, Chief Financial Officer and Chief Operating Officer, before serving as its Chief Executive Officer. Mr. Konezny also serves on the board of directors of Atlas Financial Holdings, Inc. (since 2018).

        Mr. Konezny has extensive experience in the wireless M2M industry working with solutions comprised of hardware and cloud-based applications. He brings extensive leadership experience in corporate strategy, manufacturing, operations, technology, finance and business development to the Board.

THE BOARD RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES IN THIS PROPOSAL 1.

Directors Whose Terms Expire in 2022

  Spiro C. Lazarakis, age 64

        Mr. Lazarakis has served as a member of our Board since July 2015. He served in various roles at Ernst & Young LLP from 1989 until his retirement in July 2015, including most recently as lead partner in charge of audit services for a number of technology companies. Mr. Lazarakis was one of the most experienced assurance partners in Ernst & Young's Northern California Technology practice. He has over 35 years of experience serving technology companies, ranging from large multinationals to smaller, pre-public growth companies and venture-backed start-up entities. He focused on serving companies in the Internet, software, networking, Software-as-a-Service and semiconductor sectors. He served Blue Coat Systems, Juniper Networks and Infoblox among others during his career. Mr. Lazarakis also serves as a director of Venture Lending & Leasing VIII, LLC, a provider of debt and equity financing to early and late stage venture capital backed technology companies.

        As a former assurance partner with Ernst & Young, Mr. Lazarakis has extensive high technology industry knowledge, leadership experience in management of audit and financial matters and provides expertise to our Board in such areas as finance, mergers and acquisitions, internal controls, risk management and auditing. Mr. Lazarakis' experience qualifies him as an Audit Committee financial expert.

  Hatem H. Naguib, age 51

        Mr. Naguib has served as a member of our Board since February 2019 and has served as the Chief Operating Officer and Senior Vice President of Products and Services of Barracuda Networks, Inc., a provider of security, networking and storage products based on network appliances and cloud services, since December 2018. Prior to serving in this role, he was a Senior Vice President and General Manager of the Security Business Unit at Barracuda from June 2016 to December 2018. Before joining Barracuda, Mr. Naguib served as Vice President of Products Network and Security for VMware, Inc., a digital information software company, from July 2012 to May 2016.

        Mr. Naguib's extensive experience both in the communications hardware industry generally and in executing business strategies for networking products and services will enhance our Board's ability to oversee our operations and further support our continued long-term growth.

Directors Whose Terms Expire in 2021

  Christopher D. Heim, age 55

        Mr. Heim has served as a member of our Board since January 2018 and is the Executive Chairman of HelpSystems, a leading developer of IT management software, a position he has held since July 2019. Prior to this, he was Chief Executive Officer of HelpSystems since December 2014. Before HelpSystems, he was Chief Executive Officer of Axium, a leading provider of project management and accounting solutions for Architectural and Engineering firms, from January 2013 until its sale to Deltek in June 2014. Prior to Axium, Mr. Heim served as Chief Executive Officer of Amcom Software (now known as Spok, Inc.), a provider mission-critical communications solutions for hospitals, government, and hospitality customers, from 2007 until its sale to USA Mobility in 2011 and then as its President and Chief Executive Officer from 2011 to 2012. Prior to Amcom, Chris was Chief Executive Officer and President of HighJump Software, a software company serving the supply chain management sector, from 1997 until it was acquired by 3M in 2004 and then as its president and General Manager from

2004 to 2006. Mr. Heim also serves as a member of the boards of directors of Calabrio, Inc. (since January 2014) and Field Nation, LLC (since January 2014), and previously served as a director of USA Mobility (now known as Spok, Inc.) from 2011 to 2013.

        Mr. Heim brings broad and extensive business expertise to our Board. In particular, his experience in building leading software and services with recurring revenue models enhances our Board's oversight of our SmartSense by Digi business and our overall growth.

  Sally J. Smith, age 61

        Ms. Smith has served as a member of our Board since January 2018 and served as President and Chief Executive Officer of Buffalo Wild Wings, Inc., a restaurant company, from 1996 until its acquisition in February 2018. She previously served as its Chief Financial Officer from 1994 to 1996 and as its Controller from 1984 to 1987. From 1987 to 1994. She served as Chief Financial Officer of Dahlberg, Inc., a manufacturer of hearing aids. She began her career with KPMG LLP, an international accounting and consulting firm. Ms. Smith has been a member of the boards of directors of Alerus Financial Corporation (since 2007), Allina Health (since 2012), Hormel Foods Corporation (since 2014), The Marvin Companies (since 2018) and the National Restaurant Association (since 2011). She served on the board of directors of Buffalo Wild Wings, Inc. from 1996 to 2017.

        Ms. Smith's experience as an executive leader of a public company contributes to our Board. Her acumen in restaurant and food service operations is especially useful in our Board's oversight of our continuing expansion of SmartSense by Digi. Her strong background in accounting and financial reporting is also valuable to the Board.

Director Independence

        None of the directors or director nominees are related to any other director, director nominee or executive officer of our Company. Our Board has determined that Ms. Smith, Messrs. Heim, Lazarakis and Naguib, and Dr. Khanuja, constituting a majority of the Board, are "independent directors" as defined in the applicable listing standards of the Nasdaq Stock Market ("Nasdaq").

Board Leadership Structure

        Our Company does not have a written policy with respect to separation of the roles of Chief Executive Officer and Chairman because our Board believes it is in the best interests of our stockholders to make that determination based on the applicable circumstances. However, our Board has a policy that whenever the roles of Chief Executive Officer and Chairman are combined, the Board will appoint an independent lead director.

        Dr. Khanuja has served as non-executive Chairman since his appointment by the Board to this position effective January 2018. The Board believes Dr. Khanuja's tenure as a member of the Board and his familiarity with our business has qualified him to serve as our non-executive Chairman. The Board has determined that, based on the current characteristics and circumstances of the Company at this time, separating the roles of Chairman and Chief Executive Officer is appropriate and in the best interests of our stockholders.

        Our non-executive Chairman (i) presides as chair of meetings of our Board; (ii) organizes, convenes and presides over executive sessions of the independent directors, (iii) serves as a liaison between the Chief Executive Officer and the independent directors, (iv) consults with the Chief Executive Officer and other members of management in establishing schedules and agendas for meetings of the Board, and (v) serves in such other capacities with such other duties as the independent directors may determine from time to time. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Company at present.

The Board's Role in Risk Oversight

        The Board is involved actively in the oversight of risks facing our Company and endeavors to provide management with guidance on the mitigation of identified risks. While the Board generally is responsible for overseeing risk management, including risks related to our overall operations, certain committees of the Board are responsible for specific areas of risk relating to their respective focuses:

  •
  Our Audit Committee is responsible for the oversight of financial risk relating to our consolidated financial statements, financial reporting processes and internal controls over financial reporting.

  •
  Our Compensation Committee is responsible for the oversight of company-wide compensation risk and reviews on an annual basis whether the risks arising from our compensation policies and practices with respect to our employees generally are reasonably likely to have a material adverse effect on the Company.

  •
  Our Nominating and Governance Committee monitors the risks related to our governance structure, policies and procedures.

        The chair of each committee is responsible for reporting to the full Board the activities of the committee, the significant issues that have been presented to or otherwise discussed by the committee, and the committee's final determination with respect to such issues, as appropriate. By leveraging the particular competencies of its committees, the Board actively utilizes its leadership structure to administer its role in the risk oversight of the Company.

Risks Arising from Compensation Policies and Practices

        Our management recently conducted an evaluation of the risks arising from our company-wide compensation policies and practices with respect to employees. Management prepared a report and analysis of our compensation policies and practices and concluded that they do not create risks that are reasonably likely to have a material adverse effect on our Company. In connection with its risk oversight role, our Compensation Committee reviewed management's analysis and conclusions.

Employee, Officer and Director Hedging

        Each of our directors, officers, other employees and their designees are prohibited from (i) purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that hedge or offset, or are designed to hedge of offset, any decrease in the market value of our equity securities and (ii) otherwise engaging in transactions that hedge or offset, or are designed to hedge of offset, any decrease in the market value of our equity securities. Notwithstanding the foregoing, portfolio diversification transactions and investments in broad-based index funds is generally permitted. The prohibition applies to securities granted to the covered persons as part of compensation for their service to the Company plus any other Company securities they held by them, whether directly or indirectly.

Committees of the Board and Meeting Attendance

        The Board met eleven times during fiscal 2019. All directors attended at least 75% of the meetings of the Board and of the Committees on which they served during fiscal 2019. We have an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. The following is a description of the functions performed by each of these committees.

        We do not have a policy regarding attendance of members of our Board at annual meetings of our stockholders. Mr. Konezny attended the February 2019 Annual Meeting of Stockholders.

  Audit Committee

        Our Audit Committee presently consists of Mr. Heim, Dr. Khanuja, Mr. Lazarakis (Chair) and Ms. Smith. Our Board has determined that all members of the Audit Committee are "independent" as that term is defined in the applicable Nasdaq listing standards and regulations of the SEC. The Board has determined that all members are financially literate as required by the applicable Nasdaq listing standards. The Board has determined that Mr. Lazarakis and Ms. Smith are each an "audit committee financial expert" as defined by applicable regulations of the SEC. The Audit Committee oversees our accounting, internal controls and financial reporting process by, among other things, taking action to oversee the independence of and annual audit by the independent registered public accounting firm and selecting and appointing the independent registered public accounting firm. The Audit Committee also provides oversight of the Company's internal audit processes and, as discussed below under "Related Person Transaction Approval Policy", is responsible for the review and approval or ratification of transactions under our Related Person Transaction Approval Policy. The Audit Committee met seven times during fiscal 2019. The responsibilities of the Audit Committee are set forth in the Audit Committee Charter, a copy of which is available on the Investor Relations section of our website, www.digi.com. The Audit Committee reviews the Audit Committee Charter annually and may make recommendations to the Board for revision of the Audit Committee Charter to reflect changing circumstances and requirements.

  Compensation Committee

        We have a Compensation Committee presently consisting of Messrs. Lazarakis and Naguib and Ms. Smith (Chair). Our Board has determined that all members of the Compensation Committee are "independent" as that term is defined in the applicable Nasdaq listing standards. The Compensation Committee determines the compensation of the Chief Executive Officer and all other executive officers. With respect to employees other than executive officers, the Compensation Committee oversees general compensation policies and reviews the annual incentive compensation structure. The Compensation Committee also oversees our benefit plans and our equity incentive and employee stock purchase plans. The Compensation Committee met six times during fiscal 2019. The responsibilities of the Compensation Committee are set forth in the Compensation Committee Charter, a copy of which is available on the Investor Relations Section of our website, www.digi.com. The Compensation Committee reviews the Compensation Committee Charter annually and may recommend to the Board revisions to the Compensation Committee Charter to reflect changing circumstances and requirements. The processes and procedures used by the Compensation Committee for considering and determining executive and director compensation are described below under "Executive Compensation—Compensation Discussion and Analysis" starting on page 11.

  Nominating and Governance Committee

        We have a Nominating and Governance Committee, presently consisting of Mr. Heim (Chair), Dr. Khanuja and Mr. Naguib. Our Board has determined that all members of the Nominating and Governance Committee are "independent" as that term is defined in the applicable Nasdaq listing standards. The Nominating and Governance Committee selects candidates as nominees for election as directors, advises the Board about the appropriate composition of the Board and its committees and oversees corporate governance matters. The Nominating and Governance Committee met five times during fiscal 2019. The responsibilities of the Nominating and Governance Committee are set forth in the Nominating and Governance Committee Charter, a copy of which is available on the Investor Relations Section of our website, www.digi.com. The Nominating and Governance Committee reviews the Nominating and Governance Committee Charter annually and may recommend to the Board revisions to the Nominating and Governance Committee Charter to reflect changing circumstances and requirements.

Director Nominee Selection Process and Criteria

        The Nominating and Governance Committee generally identifies director candidates based upon suggestions from current directors and senior management, recommendations by stockholders and/or use of a director search firm. Stockholders who wish to suggest qualified candidates should write to the attention of the Chair of our Board's Nominating and Governance Committee: Digi International Inc., 9350 Excelsior Blvd., Suite 700, Hopkins, MN 55343. All recommendations should state in detail the qualification of such persons for consideration by the Committee and should be accompanied by an indication of the person's willingness to serve. The Nominating and Governance Committee will consider candidates recommended by stockholders in the same manner that it considers all director candidates.

        Candidates for director nominees are reviewed in the context of the current composition of our Board, our operating requirements and the long-term interests of our stockholders. We do not have a formal policy regarding the consideration of diversity in identifying director nominees.

        The Nominating and Governance Committee will consider, at a minimum, the following factors in nominating existing and potential new members of the Board, in addition to other factors it deems appropriate based on the current needs and desires of the Board:

  •
  demonstrated character and integrity, an inquiring mind, experience at a strategy/policy setting level, sufficient time to devote to our affairs, and high-level managerial experience;

  •
  whether the member/potential member is subject to a potentially disqualifying factor, such as, relationships with competitors, customers, suppliers, contractors, counselors or consultants, or recent previous employment with us;

  •
  the member's/potential member's independence;

  •
  whether the member/potential member assists in achieving a mix of members on the Board that represents a diversity of background and experience, including with respect to age, gender, international background, race and specialized experience;

  •
  whether the member/potential member has general and strategic business management experience and financial experience with companies of a similar size that operate in the same general industry as us;

  •
  whether the member/potential member, by virtue of particular experience, technical expertise, or specialized skills, will add specific value as a member of the Board; and

  •
  any factors related to the ability and willingness of a new member to serve, or an existing member to continue his/her service.

Stockholder Communications with the Board

        Stockholders may communicate with our Board by addressing correspondence to our principal executive office, identified above, Attention: non-executive Chairman. The non-executive Chairman will forward communications directed at particular members of the Board directly to the particular members. Communications directed to the Board in general will be handled by the non-executive Chairman.

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee is comprised entirely of independent, outside directors. No member of this committee was at any time during fiscal 2019 or at any other time an officer or employee of the Company or any of our subsidiaries or affiliates or has had any relationship with our Company requiring disclosure in our Proxy Statement other than service as a director. None of our executive officers has served on the board of directors or on the compensation committee of any other entity, any officers of which served either on our Board or its Compensation Committee.

Audit and Non-Audit Fees

        The following table presents fees for fiscal 2019 and 2018 for professional services performed by Grant Thornton LLP. for the audit of our annual consolidated financial statements, the review of our interim consolidated financial statements for each quarter in fiscal 2019 and 2018, and all other services performed:

	Fiscal Year Ended September 30,
	2019	2018
Audit Fees	$915,390	$827,086
Audit-Related Fees	—	—
Tax Fees	10,934	4,678
All Other Fees	—	—

Total	$926,324	$831,764

        The audit fees reported above relate to services performed by Grant Thornton LLP for the audit of our annual consolidated financial statements, the review of our interim consolidated financial statements for each quarter in fiscal 2019 and 2018, the review of activity related to acquisitions and divestitures, and a registration statement filed in connection with our equity compensation plan. The Tax fees above relate to the preparation of tax returns for a foreign subsidiary. The Audit Committee pre-approved all of the services described above pursuant to engagements that occurred in fiscal 2019 and 2018.

        The Audit Committee's current practice on pre-approval of services performed by the independent registered public accounting firm is to approve annually all audit services and each recurring permissible non-audit service to be provided by the independent registered public accounting firm during the fiscal year. In addition, the Audit Committee may pre-approve other non-audit services during the year on a case-by-case basis, and delegates authority to grant such pre-approvals during the year between Audit Committee meetings to the Audit Committee chair. The Audit Committee reviews each non-audit service to be provided and assesses the impact of the service on the independent registered public accounting firm's independence.

Report of the Audit Committee

        The role of our Audit Committee, which is composed of four independent non-employee directors, is one of oversight of our management and our independent registered public accounting firm in regard to our financial reporting and our internal controls respecting accounting and financial reporting. The Audit Committee also considers and pre-approves any non-audit services provided by our independent registered public accounting firm to ensure that no prohibited non-audit services are provided by the independent registered public accounting firm and that the independent registered public accounting firm's independence is not compromised. In performing its oversight function, the Audit Committee relies upon advice and information received in its discussions with our management and independent registered public accounting firm.

        The Audit Committee has (i) reviewed and discussed our audited consolidated financial statements for the fiscal year ended September 30, 2019 with our management and with Grant Thornton LLP, our independent registered public accounting firm for such year; (ii) discussed with Grant Thornton LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC regarding communication with audit committees; and (iii) received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with Grant Thornton LLP their independence.

        Based on the review and discussions with management and our independent registered public accounting firm referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2019 for filing with the SEC.

Spiro C. Lazarakis (Chair)
Christopher D. Heim
Satbir Khanuja, Ph.D.
Sally J. Smith

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        This compensation discussion and analysis (sometimes referred to in this proxy statement as the "CD&A"):

  •
  describes compensation philosophy, objectives and programs and contains details of actual and targeted compensation of our named executive officers (referred to elsewhere in this CD&A as "Named Executives"). For fiscal 2019 these individuals included:

  •
  Ronald E. Konezny, our Chief Executive Officer and President;

  •
  James J. Loch, our Senior Vice President, Chief Financial Officer and Treasurer;

  •
  Michael A. Ueland, our President, IoT Products and Services;

  •
  Kevin C. Riley, our President, IoT Solutions;

  •
  David H. Sampsell, our Vice President of Corporate Development, General Counsel and Corporate Secretary;

  •
  Gokul V. Hemmady, our former Senior Vice President, Chief Financial Officer and Treasurer until his resignation from the Company effective February 5, 2019; and

  •
  Brian G. Ballenger, our Vice President of Finance and Accounting, who served in the additional roles of Acting Principal Financial Officer, Acting Principal Accounting Officer and Interim Treasurer from February 5, 2019 to May 19, 2019;

  •
  describes the process used to determine our compensation program elements and targets; and

  •
  provides details of each element of our Named Executive compensation program, including targeted and actual compensation for fiscal 2019.

  Executive Summary

        Our compensation philosophy is built on a foundation of pay-for-performance and rewards Named Executives for positive developments in the results of our Company and the price of our common stock over time. Below is a comparison of our total stockholder returns for the past one, three and five most recently completed fiscal years as compared to the median total stockholder returns for the same periods of our 2020 peer group and modified as noted below.

Digi International Inc. vs. Peer Group
Total Stockholder Return (TSR)

Data Source: Yahoo Finance, Adjusted Closing Price(s)

        Total stockholder return was calculated using average closing prices for the ten trading days up to and including September 30, 2019 for all periods presented. Aerohive Networks Inc. and Control4 Corporation were both acquired before the end of fiscal 2019 and are excluded from all three the total stockholder return calculations for the peer group.

        Decisions regarding fiscal 2019 compensation for our Named Executives, as discussed in more detail in this CD&A, were made in accordance with our pay-for-performance philosophy and evaluated in light of available information regarding the compensation practices of our relevant peer group.

  •
  Base pay was consistent with general market practices and pay levels of our comparable peer group. Base salary increases are considered for Named Executives based on competitive market pay levels and individual performance. Base salaries for all Named Executives remained constant for fiscal 2019. See the discussion starting on page 15 for a discussion of changes in base salaries for fiscal 2020.

  •
  Stock option and restricted stock unit grants were awarded based on market practices, our fiscal 2019 performance against our goals, our relative performance against our peer group, executive performance, retention goals, individual potential and our desire to incent Named Executives for the long-term with equity awards that require our share price to increase to create value and align the interests of Named Executives with our stockholders.

        As discussed in further detail in this CD&A, we believe we exercise sound executive compensation management practices, including:

  •
  independent oversight of compensation programs by our Compensation Committee and their use of external consultants as needed;

  •
  balanced compensation programs that emphasize pay-for-performance, alignment with stockholder value creation, and attraction and retention of key talent without creating undue risk, including the adoption of a clawback policy in October 2014 and stock ownership guidelines in November 2014;

  •
  competitive compensation levels that are supported by our peer group compensation practices; and

  •
  multiple compensation program elements that emphasize short and long-term business strategies and performance.

  Fiscal 2019 "Say on Pay" Advisory Vote on Executive Compensation

        At our annual stockholders meeting held on February 4, 2019, greater than 89% of the votes cast approved, on an advisory basis, the compensation of our Named Executives as disclosed in the proxy statement for that annual meeting. Our Compensation Committee has considered the results of that vote in its subsequent deliberations, and no changes have been made in compensation policies or practices as a result of the vote because of the stockholder support for our executive compensation evidenced by the voting results.

  Compensation Philosophy

        The philosophies that drive our compensation program design and objectives are:

  •
  incent Named Executives to advance the Company's business and financial objectives through a "pay-for-performance" culture that ties the compensation of our Named Executives to the performance of the individual, the Company, and the price of our common stock;

  •
  attract and retain qualified executive talent by providing competitive compensation packages;

  •
  align Named Executive focus on Company financial performance and stockholder value creation by providing balanced compensation programs. Balance is achieved through plans that reward for the advancement of long-term strategic business objectives and annual financial objectives; and

  •
  ensure that the design of our compensation program does not encourage Named Executives to take unnecessary or undesirable risks.

  Responsibility for Determining Executive Compensation

        Our Compensation Committee (referred to in this CD&A as the "Committee") reviews and approves all executive compensation programs and the specific compensation arrangements with each of our Named Executives. The Committee also provides general oversight of our compensation plans. The Committee is composed of three independent, non-employee directors as defined by the SEC and Nasdaq. The Committee maintains responsibility for overseeing the independence of any compensation consultant that it retains. A brief summary of the role of the Committee is found in "Committees of the Board and Meeting Attendance" in this proxy statement.

        The Committee periodically retains the services of a third-party consultant to provide guidance and recommendations on compensation strategy, program design, peer group selection, and market compensation trends. The Committee also has utilized a third-party consultant to recommend peer group companies and to determine peer group and/or larger market compensation levels. Members of management participate in Committee meetings at the Committee's request. Presently our Chief Executive Officer oversees our human resources department and contributes analysis on market trends, peer group compensation levels and compensation levels of companies in our broad technology industry category to the Committee. Our Chief Executive Officer provides recommendations on the compensation of other Named Executives. Our Vice President, Corporate Development, General Counsel and Corporate Secretary generally serves as Secretary of Committee meetings. In fiscal 2015, the Committee retained Radford Consulting, a business unit of AON Hewitt, to provide recommendations on peer group selection, competitive benchmark data for our executive positions, peer group and industry trends on compensation plan design, and advice on compensation program design for fiscal 2016 compensation. In fiscal 2017 and 2018, the Committee used the same methodology presented by Radford in fiscal 2015 and used certain information from Radford's database to collect benchmarking information for fiscal 2018 and 2019 compensation. In fiscal 2019, the Committee retained Radford Consulting to provide recommendations on competitive benchmark data for our executive positions, peer group and industry trends on compensation plan design, and advice on compensation program design for fiscal 2020 compensation.

  Compensation Determination Process

        Compensation targets are set for each Named Executive based on a number of factors, including:

  •
  compensation levels of comparable positions at companies in our peer group and our broad technology industry with comparable annual revenues and market caps;

  •
  each Named Executive's performance against annual objectives;

  •
  the qualifications of the Named Executive and the potential for positive performance in the future;

  •
  the achievement of strategic goals to which the Named Executive is held accountable;

  •
  the recommendations of the Chief Executive Officer (except with respect to his own compensation); and

  •
  current financial conditions, goals and performance of the Company.

  Compensation Benchmarking

        To determine a range of competitive compensation for comparable jobs, the Committee reviews compensation data for a group of peer companies. The Committee also considers third party survey data of companies in our broad technology industry category with comparable annual revenues to supplement peer group data.

  Cash Compensation

        The Committee generally sets base salaries for Named Executives to fall between the 25th and 60th percentile of comparable positions at peer group companies. Determination of the base salary level is based on the compensation determination factors listed above, with specific focus on the nature of the position, the Named Executives' skills and potential, as well as past performance results. Currently, the base salaries of our Named Executives comprise 50% to 71% of their total annual cash compensation target, which places significant emphasis on annual incentive compensation. This supports our pay-for-performance philosophy as the Company will need to meet or exceed Company financial targets for Named Executives to realize their full annual cash compensation potential.

        Total cash compensation, when earned, is targeted to result in Named Executive total cash compensation falling on average between the 25th and 75th percentile of the comparable peer group positions if all financial metrics associated with annual incentive compensation are achieved or exceeded. By design, actual total cash compensation for Named Executives could fall below this range if we do not achieve all of our financial metrics in the fiscal year and could fall above this range if we exceed our financial metrics in the fiscal year.

  Equity Compensation

        The Committee awards stock options and restricted stock units to Named Executives based on the following factors:

  •
  the value of equity awards within our peer group for comparable positions;

  •
  each Named Executive's past performance and potential for the Named Executive to contribute to Company success in the future; and

  •
  the strategic impact of the Named Executive's position and necessity to retain the Named Executive.

        Excluding new hire equity awards, actual equity compensation awards for Named Executives in fiscal 2019 and fiscal 2020 were within the 25th and 75th percentiles of peer group long-term incentive amounts. We believe that newly hired officers in our industry received initial equity grants between two and four times that of annual equity awards, depending on the position.

  Fiscal 2019 Compensation Benchmarking

        For fiscal 2019, the Committee analyzed the base salary, annual cash incentives and equity incentive elements and levels for our Named Executives. This analysis consisted of:

  •
  a review of our fiscal 2018 peer group and industry to assess whether modifications were appropriate based on our business model, financial metrics, and appropriate competitors within our general market. The final peer group for fiscal 2019 included:

A10 Networks, Inc.	Maxwell Technologies, Inc.
Aerohive Networks Inc.	Mercury Systems
CalAmp Corp.	MobileIron Inc.
Calix Inc.	Orbcomm Inc.
Comtech Telecommunications Corp.	PCTEL, Inc.
Dasan Zhone Solutions Inc.	RadiSys Corporation
EMCORE Corporation	Ribbon Communications Inc.
Inseego Corporation	Sierra Wireless Inc.
KVH Industries Inc.	Telenav, Inc.
  •
  a comparison of our compensation elements and levels against the fiscal 2019 peer group to determine our overall market percentile position on each element as well as our total cash compensation and total equity compensation; and

  •
  a comparison of our compensation elements and levels against companies in our broad technology industry category based on data obtained from Radford's publicly available independent third-party compensation survey.

The broader survey data contained information for high technology companies in our broader industry and revenue categories and was used in conjunction with the peer group data.

        The Committee considered this competitive analysis report, in addition to the compensation determination factors described above, to determine the appropriate base salary, annual cash incentive targets and equity incentive awards for fiscal 2019.

  Fiscal 2020 Compensation Benchmarking

        For fiscal 2020, the Committee retained Radford Consulting to provide a competitive analysis of the base salary, annual cash incentives and equity incentive elements and levels for our Named Executives. This analysis consisted of:

  •
  a comparison of our compensation elements and levels against the fiscal 2020 peer group to determine our overall market percentile position on each element as well as our total cash compensation and total equity compensation; and

  •
  a comparison of our compensation elements and levels against companies in our broad technology industry category based on data obtained from Radford's publicly available independent third party compensation survey.

The broader survey data contained information for high technology companies in our broader industry and revenue categories and was used in conjunction with the peer group data.

        The Committee independently reviewed our fiscal 2019 peer group and industry to assess whether modifications were appropriate based on our business model, financial metrics, and appropriate competitors within our general market. Based on that review, Boingo Wireless, Inc., Control4 Corporation, and Harmonic, Inc. were added. Maxwell Technologies, Inc. and PCTEL, Inc. were removed as a result of departing from our revenue and market capitalization criteria. RadiSys Corporation was removed as a result of its acquisition by Reliance Industries Limited in December 2018. The final peer group for fiscal 2020 included:

A10 Networks, Inc.	Harmonic, Inc.
Aerohive Networks Inc.(1)	Inseego Corporation
Boingo Wireless, Inc.	KVH Industries Inc.
CalAmp Corp.	Mercury Systems
Calix Inc.	MobileIron Inc.
Comtech Telecommunications Corp.	Orbcomm Inc.
Control4 Corporation(2)	Ribbon Communications Inc.
Dasan Zhone Solutions Inc.	Sierra Wireless, Inc.
EMCORE Corporation	Telenav, Inc.

(1)
Aerohive Networks, Inc. was acquired by Extreme Networks, Inc. in August 2019 and was not included in the analysis conducted by Radford Consulting.

(2)
Control4 Corporation was acquired by Wirepath Home Systems, LLC (SnapAV) in August 2019 and was not included in the analysis conducted by Radford Consulting.

  Compensation Program Elements

  Total Cash Compensation

        To determine the allocation of compensation among each of our cash compensation program elements, we consider the practices of companies within our peer group as well as our compensation philosophy of maintaining a strong pay-for-performance environment. The portion of the Named Executive's total cash compensation dependent on annual incentive differs by position. For instance, while we want our Chief Financial Officer and our General Counsel to be concerned with our financial performance, an important part of their jobs are to oversee our financial controls and reporting. As such, their targeted levels of annual incentive are lower than that of other Named Executives, and a higher emphasis is placed on base salaries.

        The target total cash compensation for Named Executives in fiscal 2019 was established as follows:

Name	Annual Base Salary ($)	Target Annual Cash Incentive ($)	Target Annual Cash Incentive as % of Base Salary (%)	Target Total Cash Compensation ($)
Ronald E. Konezny	465,000	465,000	100	930,000
James J. Loch	300,000	150,000	50	450,000
Michael A. Ueland	300,000	210,000	70	510,000
Kevin C. Riley	315,000	220,500	70	535,500
David H. Sampsell	270,000	135,000	50	405,000
Gokul V. Hemmady(1)	325,000	195,000	60	520,000
Brian Ballenger(2)	182,475	54,742	30	237,217

(1)
Mr. Hemmady departed all positions with our company upon his resignation effective February 5, 2019.

(2)
Mr. Ballenger served as Acting Principal Financial Officer, Acting Principal Accounting Officer and Interim Treasurer from February 5, 2019 to May 19, 2019.

After a review of our compensation targets against our peer group and broader survey group practices and the Company's performance in fiscal 2019, the Committee determined to adjust cash compensation targets for fiscal 2020.

  Base Salaries

        Base salary levels reflect the Committee's compensation philosophy of favoring compensation, as appropriate, that is contingent on the achievement of performance objectives while providing a market competitive level of salary that will allow us to attract and retain talent. This translates to base salary levels for our Named Executives that fall between the 25th and 60th percentile of our peer group. Base salaries are reviewed annually but are not automatically increased. Adjustments are approved by the Committee based upon changes in competitive market data and the compensation determination factors listed earlier in this CD&A.

        Based on economic factors of the business, our competitive market analysis for each position and the individual's past performance, Mr. Riley's annual base salary was increased by $30,000 to $315,000 for fiscal 2019. Base salaries for all other Named Executives remained unchanged for fiscal 2019.

        For fiscal 2020, base salaries for Named Executives were increased from 2.1% to 5.0%. The increases were determined based on our competitive market analysis for each position and each individual's performance for the fiscal year.

  Annual Cash Incentives

        Our annual cash incentive program provides Named Executives the opportunity to receive cash incentive payments depending on the degree to which we achieve or exceed quarterly and annual financial goals. This incentive typically has been tied to achievement of revenue and earnings before interest, taxes, depreciation and amortization ("EBITDA"), subject to any appropriate adjustments. The program historically has required a minimum threshold of performance to earn any payment, and a maximum payment opportunity. Quarterly cash incentive payments are paid upon the release of our quarterly unaudited consolidated financial statements for the first three fiscal quarters. Annual cash incentives are paid following our Compensation Committee's review and approval of our annual results.

        Cash incentive plan metrics and potential cash incentive amounts are determined by the Committee near the start of each fiscal year based upon elements of our board-approved operating plan for that year. In some years, the metrics have included other objective measurements of quarterly or annual financial success as approved by the Committee. The Committee approves plan elements and targets that they believe will support continued growth and creation of stockholder value. For fiscal 2020, the target annual cash incentive for Mr. Konezny was increased to 110% of base salary and remained the same percentage of base salary for all other Named Executives.

        The annual cash incentive component pays out based on performance if the Named Executive remains employed with us for the full year. In the event the employment of a Named Executive is terminated without cause during the year, payment of any annual incentive component will be based on their employment agreement.

        The Committee also reserves the right to award discretionary cash bonuses based upon its assessment of a Named Executive's performance and contributions.

  Fiscal 2019 Cash Incentive Compensation

        For fiscal 2019, the Committee established an annual cash incentive plan for Named Executives designed to incent and reward profitable growth of the Company. Performance was measured based on achievement of annual revenue and Adjusted EBITDA goals. "Adjusted EBITDA" is a non-GAAP financial measure that can be calculated from our audited financial statements by subtracting interest income net of interest expense located on our Consolidated Statements of Operations from income before income taxes and then adding depreciation of property, equipment and improvements and amortization of identifiable intangible assets and other assets, both of which are located on the Consolidated Statements of Cash Flows. Further adjustments are made by adding back non-cash stock compensation expense, restructuring and severance related charges, and certain transaction expenses, including earnout payments, incurred in connection with acquisitions, divestitures or mergers. For fiscal 2019, the gain on sale of our former corporate headquarters building was also added back for the Adjusted EBITDA calculation. The Company met the threshold levels of performance for revenue and Adjusted EBITDA and our Named Executives received payments under the annual cash incentive plan for fiscal 2019.

        The annual cash incentive for fiscal 2019 was dependent on achievement of annual financial goals. The plan had a provision for payment between 50% and 200% of target. Upon achievement of both threshold revenue and threshold Adjusted EBITDA, 50% of target was to be earned; 100% of target was to be earned upon full achievement of Adjusted EBITDA goals. Additional incentives up to 200% of target were to be earned upon achievement of incremental Adjusted EBITDA beyond the goal. The Compensation Committee had discretion to determine additional payments due for incremental Adjusted EBITDA performance above 200% of goal. For purposes of determining the net payment based on annual performance, the Committee interpolated between 50% and 100% of target based on actual Adjusted EBITDA performance between the threshold and goal amounts.

        The plan provided for a payment of 15% of the Named Executives' annual incentive target after each of the first three quarters of the fiscal year that the Company achieves threshold revenue and Adjusted EBITDA. The final annual incentive due was to be calculated based on annual results and performance against revenue and Adjusted EBITDA goals. This final payment was to be determined by multiplying the Named Executives' target total cash incentive for the fiscal year by multipliers based on the annual achievement of revenue and Adjusted EBITDA and then subtracting the quarterly payments already received. The revenue and Adjusted EBITDA components of the annual cash incentive plan were set and measured exclusive of the impact of any acquisitions activity we may have completed during the fiscal year. The Committee also was authorized to adjust the incentive payout by up to 25% upwards or downwards based on individual performance. No such adjustments were made.

        For fiscal 2019, threshold revenue and Adjusted EBITDA were both satisfied for the first and second quarters and the full year, entitling the participants to payments for each of those periods.

Because threshold revenue and Adjusted EBIDTA were not satisfied for the third quarter, participants were not eligible to receive a quarterly payment for that period.

        The cash incentive plan metrics and achievement percentages for the 2019 plan for all Named Executives tied to total company performance are set forth in the below table (dollar amounts in thousands):

	Revenue(1)			Adjusted EBITDA(1)(2)
Period	Threshold ($)	Actual ($)	Percent of Threshold Achieved (%)	Threshold ($)	Goal ($)	Actual ($)	Percent of Goal Achieved (%)
Fiscal Quarter ended 12/31/2018	56,200	62,300	110.9	4,200	5,200	6,400	123.1
Fiscal Quarter ended 3/31/2019	60,000	65,800	110.7	6,200	6,900	7,400	107.2
Fiscal Quarter ended 6/30/2019	62,000	61,200	98.7	7,200	8,100	6,700	82.7
Fiscal Year ended 9/30/2019	240,200	254,200	105.8	24,500	28,100	28,200	100.0

        The cash incentive plan metrics and achievement percentages for the 2019 plan tied to IoT Products and Services segment performance, which applied only to a portion of Mr. Ueland's cash incentive as discussed further below, are set forth in the below table (dollar amounts in thousands):

	Revenue			Adjusted EBITDA(2)
Period	Threshold ($)	Actual ($)	Percent of Threshold Achieved (%)	Threshold ($)	Goal ($)	Actual ($)	Percent of Goal Achieved (%)
Fiscal Quarter ended 12/31/2018	50,500	53,300	105.5	6,000	6,600	6,200	93.9
Fiscal Quarter ended 3/31/2019	51,900	56,000	107.9	5,900	6,600	7,000	106.0
Fiscal Quarter ended 6/30/2019	53,000	50,500	95.3	6,600	7,300	6,200	84.9
Fiscal Year ended 9/30/2019	209,300	215,300	102.9	26,100	29,000	27,400	94.5

        The cash incentive plan metrics and achievement percentages for the 2019 plan tied to IoT Solutions segment performance, which applied only to a portion of Mr. Riley's cash incentive as discussed further below, are set forth in the below table (dollar amounts in thousands):

	Revenue			Adjusted EBITDA(2)
Period	Threshold ($)	Actual ($)	Percent of Threshold Achieved (%)	Threshold ($)	Goal ($)	Actual ($)	Percent of Goal Achieved (%)
Fiscal Quarter ended 12/31/2018	5,700	9,000	157.9	(1,700)	(1,400)	200	214.3
Fiscal Quarter ended 3/31/2019	8,100	9,700	119.8	200	300	400	133.3
Fiscal Quarter ended 6/30/2019	9,100	10,700	117.6	700	800	500	62.5
Fiscal Year ended 9/30/2019	30,900	38,900	125.9	(1,600)	(900)	800	288.9

(1)
Company performance amounts may not reflect the sum of individual segment performance amounts due to rounding.

(2)
Adjusted EBITDA as used for the cash incentive plan is a non-GAAP financial measure that can be calculated from our audited financial statements. Our methodology for calculating Adjusted EBITDA is described in more detail above. We use this metric because the Committee believes it provides a clearer view of operations that were ongoing throughout the entire fiscal year as well as a better comparison of performance year over year.

        The actual cash incentives earned for fiscal 2019 were:

Name	Total Target Incentive Tied to Quarterly Performance ($)	Actual Incentive Earned for Quarterly Performance ($)	Total Target Incentive Tied to Annual Performance ($)	Actual Incentive Earned for Annual Performance ($)	Target Total Cash Incentive ($)	Actual Total Cash Incentive Earned ($)	Percent of Target Total Cash Incentive Earned (%)
Ronald E. Konezny	209,250	139,500	255,750	325,500	465,000	465,000	100.0
James J. Loch(1)	10,385	—	44,684	55,069	55,069	55,069	100.0
Michael A. Ueland(2)	94,500	63,000	115,500	101,640	210,000	164,640	78.4
Kevin C. Riley(3)	99,225	66,150	121,275	330,750	220,500	396,900	180.0
David H. Sampsell	60,750	40,500	74,250	94,500	135,000	135,000	100.0
Gokul V. Hemmady(4)	29,250	—	—	—	29,250	—	—
Brian G. Ballenger	24,633	16,422	30,109	38,320	54,742	54,742	100.0

(1)
Mr. Loch joined our Company in May 2019 and his target cash incentives were established based on the portion of fiscal 2019 remaining after commencement of his employment.

(2)
Mr. Ueland's fiscal 2019 incentive was based 20% on company performance and 80% on IoT Products and Services segment performance. Because company performance resulted in an actual total cash incentive earned of $42,000 (100% of target) and IoT Products and Services segment performance resulted in an actual cash incentive earned of $122,640 (73% of target), his blended achievement was 78.4% of target. Total amounts reflected in the table above may not add due to rounding.

(3)
Mr. Riley's fiscal 2019 incentive was based 20% on company performance and 80% on IoT Solutions segment performance. Because company performance resulted in an actual total cash incentive earned of $44,100 (100% of target) and IoT Solutions segment performance resulted in an actual cash incentive earned of $352,800 (200% of target), his blended achievement was 180% of target.

(4)
Mr. Hemmady departed all positions with our company in February 2019 and, therefore, was not eligible to receive any portion of his quarterly or annual incentives for the remainder of fiscal 2019.

        A detailed analysis of our financial and operational performance is contained in the Management's Discussion & Analysis section of our 2019 Annual Report on Form 10-K filed with the SEC.

  Fiscal 2020 Cash Incentives

        For fiscal 2020, the Committee has established an annual cash incentive plan for Named Executives designed to incent and reward profitable growth of the Company. Performance will be measured based on achievement of annual revenue and Adjusted EBITDA goals for both the Company and each of its IoT Products & Services and Solutions segments.

        The annual cash incentive for fiscal 2020 is dependent on achievement of annual financial goals. The plan has a provision for payment between 50% and 200% of target. Upon achievement of both threshold revenue and threshold Adjusted EBITDA, 50% of target will be earned; 100% of target will be earned upon full achievement of the Adjusted EBITDA goal. Additional incentives up to 200% of target will be earned upon achievement beyond the Adjusted EBITDA goal. The Compensation Committee has discretion to determine additional payments due for incremental Adjusted EBITDA performance above 200% of goal.

        The plan provides for a payment of 15% of the Named Executives' annual incentive target after each of the first three quarters of the fiscal year that the Company achieves threshold revenue and Adjusted EBITDA. The final annual incentive due will be calculated based on annual results and performance against revenue and Adjusted EBITDA goals. This final payment will be determined by multiplying the Named Executives' target total cash incentive for the fiscal year by the multiplier based on the annual achievement of Adjusted EBITDA against the goal and subtracting the quarterly payments already received. The revenue and Adjusted EBITDA components of the annual cash incentive plan are set and will be measured exclusive of the impact of any acquisitions activity we may complete during the fiscal year. The Committee can adjust the incentive payout by up to 25% upwards or downwards based on individual performance.

  Equity Incentive Compensation

        Equity incentive compensation is designed to reward demonstrated performance and leadership, motivate future superior performance that drives overall Company growth, aligns the interests of the Named Executive with our stockholders, and allows us to attract and retain talent through the long-term reward potential of this program. We historically provide a mix of non-statutory stock options and restricted stock units to align our equity incentive compensation with market practices and support our compensation philosophy as described above. Equity awards are made to Named Executives annually and on other dates that generally correspond to the Named Executive's start date with us, promotions or, in rare cases, an extraordinary performance award. Equity award amounts historically have been based upon competitive equity compensation within our peer group and/or survey group along with the above listed individual factors. Existing ownership levels generally are not a factor in award determinations as we do not want to discourage Named Executives from accumulating Digi stock. However, the Committee may take into consideration a Named Executive's previous equity awards and may approve larger awards to newer Named Executives with less equity by reason of their shorter tenure.

        Stock options have an exercise price equal to the closing price of a share of our common stock on the grant date. As a result, stock options only have value to the extent the price of our common stock on the date of exercise exceeds the exercise price on the date of the grant. For this reason, the Committee believes that stock options are a motivational and performance tool to drive stockholder value.

        Generally, stock options become exercisable as to one-fourth of the shares beginning one year after the grant date and in 36 monthly installments as to the remainder, and have a maximum seven-year term, whereas restricted stock unit awards generally vest as to one-fourth of the shares on each annual anniversary of the grant date. These vesting schedules aid us in retaining our Named Executives and motivating long-term performance. Under our current practice, equity awarded to our Named Executives includes a provision for accelerated vesting upon the permanent disability or death of the executive. In addition, equity awarded to our Named Executives includes a provision for accelerated vesting in connection with a change in control (provided that a substitute award or other equity is not provided) or upon termination of employment either without cause by the Company or for good reason by the Named Executive following a change in control. From time to time, at the discretion of the Committee, an equity award may contain different vesting or expiration terms if the Committee deems, that by doing so, we will better achieve our compensation objectives.

        The exercise price of each stock option awarded to the Named Executives and other employees under our equity incentive plans is the closing price of Digi stock on the date of grant. Stock option and restricted stock unit awards generally are made annually after we announce earnings for our fiscal fourth quarter and full fiscal year. Awards for new hires or for promotions and other performance-related awards are also made during the course of the year on a date after we have announced quarterly earnings. In all instances, the grant date for awards is on a date when the Company's trading window is open.

  Fiscal 2019 Equity Awards

        In November and December 2018, the following stock option and restricted stock unit awards were made to our Named Executives. To determine the sizes of the awards, the Committee reviewed equity and long-term incentive practices of equivalent positions within our peer group positions. The value of the awards was deemed to fall between the 25th and 75th percentile of peer group reported equity and long-term incentive actual awards for the most recent fiscal year. The selection of the value of each award between the 25th and 75th percentile was based on compensation determination factors listed above, most notably, Company performance, individual performance, long-term potential and retention goals. The Company delivers the equity annual award value 50% in stock options and 50% in restricted stock units. The Company utilizes a Black-Scholes valuation, which resulted in an estimated value of $4.00 per option share, to calculate stock option shares. The number of shares underlying restricted stock units was based on $11.48 per share, which was the closing price of our common stock on October 25, 2018.

Name	Options (#)	Restricted Stock Units (#)
Ronald E. Konezny	125,000	43,554
James J. Loch(1)	100,000	53,663
Michael A. Ueland(2)	40,000	20,000
Kevin C. Riley	37,500	13,066
David H. Sampsell	18,750	6,533
Gokul V. Hemmady(3)	31,250	10,889
Brian G. Ballenger	12,500	4,355

(1)
Mr. Loch received a special one-time grant in August 2019 in connection with the commencement of his employment with the Company pursuant to the terms of his letter agreement. See Grants of Plan-Based Awards for Fiscal 2019 below for additional details.

(2)
In lieu of an annual award, Mr. Ueland received a special one-time grant in connection with his promotion to serve as President of IoT Products and Services. See Grants of Plan-Based Awards for Fiscal 2019 below for additional details.

(3)
Mr. Hemmady departed all positions with our Company on February 5, 2019, and each of the identified awards, therefore, terminated prior to vesting.

  Fiscal 2020 Equity Awards

        For fiscal 2020, the Committee reviewed equity and long-term incentive practices of equivalent positions within our peer group positions, and for certain positions, the practices within the broader survey group. The Committee approved equity awards that were deemed as falling between the 25th and 75th percentile of reported equity and long-term incentive awards for the most recent fiscal year of companies in our peer group and our broad technology industry category. The selection of award size between the 25th and 75th percentile was based on the Company's fiscal 2019 performance and the individual factors listed above, most notably, individual performance, long-term potential and retention goals. The Company delivers the equity award value 50% in stock options and 50% in restricted stock units. The Company utilizes valuations using the Black-Scholes method to calculate stock option shares, which resulted in a value of $4.50 per option share, and the six-month average market close price of the stock as of a date preceding the final approval of the awards, which was $13.00 per share as of November 12, 2019. This resulted in the following option and restricted stock unit awards to the Named Executives who continued to serve as executive officers of the Company on November 27, 2019:

Name	Options (#)	Restricted Stock Units (#)
Ronald E. Konezny	133,333	46,154
James J. Loch	38,889	13,462
Michael A. Ueland	38,889	13,462
Kevin C. Riley	33,333	11,538
David H. Sampsell	22,222	7,692

  Other Compensation

        We provide our Named Executives with perquisites and benefits that we believe are reasonable and aligned with our overall Executive compensation program objectives. Named Executives receive the same benefits that are available to all regular full-time employees with the sole addition of a $500,000 supplemental life insurance policy.

  Employment Agreements and Change-in-Control Provisions

        As described below in the section entitled "Employment Contracts; Severance; Termination of Employment and Change-in-Control Arrangements," we have entered into employment agreements with our Named Executives to align their interests with stockholders and attract and retain executives by providing contractual arrangements that address the consequences of significant organization changes. Similarly, in certain circumstances, we may enter into separate transition or severance agreements with Named Executives to facilitate the orderly transition of their responsibilities upon their departure from the Company in a manner that is least disruptive to our organization. When entering into these agreements, the Committee considers market terms for these benefits, although the actual agreements are individually negotiated based on the circumstances of the executive being employed or retained.

  Assessing Risk in our Executive Compensation Program

        The Committee reviews an annual compensation plan risk assessment provided by management. This assessment includes a review of each cash and equity incentive compensation plan within the Company, a discussion on potential risks, and a review of any process controls for effective plan administration. The Committee believes it has implemented an executive compensation program that provides our Named Executives with incentives to drive business and financial results, but not in a manner that encourages excessive or unnecessary risk-taking behaviors. This is demonstrated by the following design features:

  •
  having base salaries that are competitive;

  •
  utilizing a rigorous process to establish annual and quarterly financial performance metrics for our cash incentive plan that are challenging but achievable;

  •
  for our annual and quarterly cash incentives, utilizing more than one financial metric to determine payment under the plan. This assures Named Executives are not focused on limited aspects of business performance; and

  •
  providing Named Executives with an opportunity for an annual equity award that vests over a period of four years. This equity accumulation opportunity incents Named Executives to take actions that promote longer term sustainability of our business.

  Compensation Governance Policies

  Clawback Policy

        We maintain a Clawback Policy that governs cash incentive awards to our executive officers. If, after such an award is paid but, prior to a change in control, we materially restate our consolidated financial statements because of our Company's material noncompliance with applicable financial reporting requirements, then each executive officer who is determined by our Compensation Committee to have engaged in misconduct or negligence contributing to the need for such restatement must repay the net proceeds of such cash incentive award(s). "Net proceeds" means the portion of the payment made with respect to the cash incentive award that the executive officer would not have been entitled to receive if the financial results had been as reported in the restatement, net of taxes paid or payable by the executive officer with respect to the forfeited payment. In addition, if it is determined that any executive officer engaged in intentional misconduct or gross negligence that caused or contributed to the need for the restatement, then such executive officer must repay the entire amount of any cash incentive payment net of taxes paid or payable with respect to the forfeited payment. Our Compensation Committee, in its sole discretion as it deems appropriate, may reduce the forfeiture, return and payment obligations under the Executive Officer Incentive Compensation Clawback Policy. The policy is not intended to limit any other rights our Company may have by law for misconduct of an executive officer that caused or contributed to the need for a restatement.

  Stock Ownership Guidelines

        We maintain stock ownership guidelines because our Board believes that it is in the best interest of the Company and our stockholders for non-employee directors and executive officers to have an equity interest in the Company in order to align their financial interests with those of our stockholders. Our Compensation Committee is responsible for monitoring the application of these guidelines.

        The guidelines specify that each non-employee director and executive officer is expected to own shares of our common stock with a value at least equal to the amount shown in the following schedule:

Leadership Position	Value of Shares
Non-employee Director	1.5 × annual Board retainer (excluding any Board committee retainer)
Chief Executive Officer	1.5 × annual base salary
Senior Vice Presidents and Vice Presidents appointed by the Board	0.5 × annual base salary

        The guidelines were adopted in November 2014. Covered individuals have five years from the date he or she becomes subject to these guidelines (or any heightened ownership level under these guidelines) to achieve compliance with the applicable target value. Shares are counted toward the target value by including fully-vested outstanding shares of which the covered person is deemed to be the "beneficial owner" (pursuant to Section 16 under the Exchange Act) and by including shares subject to a stock option or stock appreciation right to the extent that the award is vested as to those shares and the award is "in-the-money" (i.e., the closing price of a share of the Company's stock on the determination date exceeds the exercise price). Shares subject to a performance based compensatory equity-based award of any kind that has not yet vested and shares subject to a restricted stock unit that has not yet vested are not counted.

        The value of the shareholdings of a covered individual is based on the greater of (i) the closing price of a share of the Company's common stock as of the most recent fiscal year end, or (ii) the "acquisition value" of the shares (the purchase price, if acquired in a market or other arms-length transaction, or its fair market value at the time the receipt of the share was taxable or the share was received in a gift transaction).

        As of September 30, 2019, all non-employee directors and executive officers were either in compliance with the stock ownership guidelines or had made progress toward achieving the stock ownership guidelines within the five-year period before the guidelines become effective for them.

  Accounting and Tax Impacts of Executive Compensation

        The deductibility of some types of compensation payments can depend upon the timing of the vesting or an executive's exercise of previously granted equity awards. Interpretations of and changes to applicable tax laws and regulations as well as other factors beyond our control also can affect deductibility of compensation. The Committee considers the anticipated tax treatment to the Company when determining executive compensation and seeks to preserve the deductibility of compensation payments and benefits to the extent reasonably practicable, consistent with our compensation policies and what we believe is in the best interests of our stockholders. The Committee continues to believe that stockholder interests are best served if its discretion and flexibility in structuring and awarding compensation is not restricted, even though some compensation awards may have resulted in the past, and are expected to result in the future, in non-deductible compensation expenses to the Company. The Committee's ability to continue to provide a competitive compensation package to attract, motivate and retain the Company's most senior executives is considered critical to the Company's success and to advancing the interests of its stockholders.

        As a result of the passage and signing of certain tax reform legislation, the $1,000,000 limitation on deductible compensation under Section 162(m) of the Internal Revenue Code applies to the chief executive officer, chief financial officer, the three highest compensated executive officers (other than the CEO and CFO) and anyone who previously was a covered person under that section.

        Section 409A of the Internal Revenue Code also affects the payments of certain types of deferred compensation to key employees and includes requirements relating to when payments under such arrangements can be made, acceleration of benefits, and timing of elections under such arrangements. Failure to satisfy these requirements will generally lead to an acceleration of the timing for including deferred compensation in an employee's income, as well as certain penalties and interest.

Report of the Compensation Committee

        The Compensation Committee has reviewed the above Compensation Discussion and Analysis and discussed that analysis with management. Based on its review and discussions with management, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in Digi's Annual Report on Form 10-K for the year ended September 30, 2019 and this proxy statement. This report is provided by the following independent directors, who comprise the Compensation Committee:

Spiro C. Lazarakis
Hatem H. Naguib
Sally J. Smith (Chair)

Summary Compensation Table

        The following summarizes the compensation for the fiscal years noted for the individuals who served at any time during our fiscal 2019 as Chief Executive Officer or Chief Financial Officer as well as our other three most highly compensated officers for fiscal 2019 (whom we have referred to in the CD&A and here as the "Named Executives").

Name and Principal Position	Fiscal Year	Salary(1) ($)	Stock Awards(2) ($)	Option Awards(3) ($)	Non-Equity Incentive Plan Compensation(4) ($)	All Other Compensation(5) ($)	Total ($)
Ronald E. Konezny	2019	465,000	516,986	558,525	465,000	11,975	2,017,486
President and Chief	2018	465,000	522,517	465,738	285,975	11,775	1,751,005
Executive Officer	2017	465,000	631,679	642,456	—	11,575	1,750,710
James J. Loch(6)	2019	103,846	738,403	497,960	55,069	4,702	1,399,980
Senior Vice President, Chief
Financial Officer and
Treasurer
Michael A. Ueland	2019	300,000	237,400	178,728	164,640	11,055	891,823
President IoT Products and
Services
Kevin C. Riley	2019	310,385	155,093	167,558	396,900	12,400	1,042,336
President, IoT Solutions	2018	285,000	156,754	139,721	151,598	14,669	747,742
	2017	285,000	180,482	183,559	—	9,531	658,572
David H. Sampsell	2019	270,000	77,547	83,779	135,000	11,830	578,156
Vice President of Corporate	2018	270,000	180,752	69,861	74,723	12,926	608,262
Development, General	2017	270,000	90,234	91,779	—	9,081	461,094
Counsel and Corporate
Secretary
Gokul V. Hemmady(7)	2019	118,750	129,252	139,631	—	17,028	404,661
Former Senior Vice	2018	87,500	675,000	751,575	34,499	12,232	1,560,806
President, Chief Financial
Officer and Treasurer
Brian G. Ballenger(8)	2019	182,475	48,907	52,540	54,742	7,887	346,551
Vice President of Finance
and Accounting

(1)
The "Salary" column presents the pre-tax base salary earned during the fiscal year.

(2)
The "Stock Awards" column presents the grant date fair value of restricted stock units granted in the respective fiscal year as computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, Compensation – Stock Compensation ("ASC 718"). Accordingly, the grant date fair value was determined by multiplying the number of restricted stock units by the closing stock price on the date of grant. For a description of the vesting terms of the stock awards, see the narrative disclosure under "Grants of Plan-Based Awards" on page 25.

(3)
The "Option Awards" column presents the aggregate grant date fair value of stock option awards granted in the respective fiscal year as computed in accordance with ASC 718. The fair value of each stock option award is estimated on the date of grant using a Black-Scholes option valuation model. We calculated these amounts based on the grant date fair value of the awards using the valuation assumptions set forth in Note 13 to our fiscal 2019 audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2019.

(4)
The "Non-Equity Incentive Plan Compensation" column presents cash bonuses earned under our annual cash incentive plan during the fiscal periods presented.

(5)
Amounts shown in the "All Other Compensation" column include the following:

Name	Year	Digi Contribution to 401(k) Plan ($)	Value of Supplemental Life Insurance Premiums ($)	Total ($)
Ronald E. Konezny	2019	11,200	775	11,975
	2018	11,000	775	11,775
	2017	10,800	775	11,575
James J. Loch	2019	3,692	1,010	4,702
Michael A. Ueland	2019	10,365	690	11,055
Kevin C. Riley	2019	11,200	1,200	12,400
	2018	13,469	1,200	14,669
	2017	8,331	1,200	9,531
David H. Sampsell	2019	11,162	668	11,830
	2018	12,258	668	12,926
	2017	8,413	668	9,081
Gokul V. Hemmady	2019	6,963	10,065	17,028
	2018	2,167	10,065	12,232
Brian G. Ballenger	2019	7,887	—	7,887
(6)
Mr. Loch's employment commenced on May 20, 2019.

(7)
Mr. Hemmady's employment commenced on June 18, 2018 and ended February 5, 2019.

(8)
Mr. Ballenger served in the additional roles of Acting Principal Financial Officer, Acting Principal Accounting officer and Interim Treasurer from February 5, 2019 to May 19, 2019.

Grants of Plan-Based Awards for Fiscal 2019

        For services during fiscal 2019, the Named Executives received three types of plan-based awards: (1) cash-based awards under the annual incentive plan, (2) non-qualified stock option awards granted on November 20, 2018 for Messrs. Konezny, Ueland, Riley, Sampsell, Hemmady and Ballenger, and (3) restricted stock unit awards granted to the same Named Executives on the same date. In connection with the commencement of his employment, Mr. Loch received a one-time grant of a non-qualified stock option award and a restricted stock unit award on August 13, 2019.

        Each stock option was scheduled to vest as to 25% of the shares subject to the option one year after the date of grant and in 36 monthly installments thereafter as to the rest of the shares, has a seven-year term, and has an exercise price equal to the closing price of a share of our common stock on the date of grant. Each restricted stock unit vests in four substantially equal increments of twenty-five percent per year on the anniversary date of the grant. The annual incentive plan is described beginning on page 16 and throughout the "Compensation Discussion and Analysis."

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units(2) (#)		All Other Option Awards: Number of Securities Underlying Options (#)
										Exercise or Base Price of Option Awards(3) ($/Sh)	Grant Date Fair Value of Option and Stock Awards(4) ($)
Name	Award Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Ronald E. Konezny	AIP		232,500	465,000	930,000
	NQSO	11/20/2018						125,000	(5)	11.87	558,525
	RSU	11/20/2018				43,554	(6)				516,986
James J. Loch	AIP		27,535	55,069	110,138
	NQSO	8/13/2019						100,000	(5)	13.76	497,960
	RSU	8/13/2019				53,663	(6)				738,403
Michael A. Ueland	AIP		105,000	210,000	420,000
	NQSO	11/20/2018						40,000	(5)	11.87	178,728
	RSU	11/20/2018				20,000	(6)				237,400
Kevin C. Riley	AIP		110,250	220,500	441,000
	NQSO	11/20/2018						37,500	(5)	11.87	167,558
	RSU	11/20/2018				13,066	(6)				155,093
David H. Sampsell	AIP		67,500	135,000	270,000
	NQSO	11/20/2018						18,750	(5)	11.87	83,779
	RSU	11/20/2018				6,533	(6)				77,547
Gokul V. Hemmady(7)	AIP		97,500	195,000	390,000
	NQSO	11/20/2018						31,250	(5)	11.87	139,631
	RSU	11/20/2018				10,889	(6)				129,252
Brian G. Ballenger	AIP		27,371	54,742	109,484
	NQSO	12/09/2018						12,500	(5)	11.23	52,540
	RSU	12/06/2018				4,355	(6)				48,907

  AIP—Annual incentive plan

  NQSO—Non-qualified stock option awards

  RSU—Restricted stock unit awards

(1)
These columns present possible payments under the annual incentive plan for fiscal 2019. See the Summary Compensation Table for fiscal 2019 (under the column "Non-Equity Incentive Plan Compensation") for the actual amount paid to each Named Executive under the fiscal 2019 annual incentive plan. Threshold refers to the minimum amount payable upon achievement of the minimum performance levels required to earn any payment. Target refers to the amount payable if specified targets were reached. Maximum refers to the maximum payout possible under the plan.

(2)
The restricted stock units are subject to accelerated vesting if the award is not assumed or replaced in connection with a change in control, or if the award is so assumed or replaced, if the Named Executive's employment is terminated without cause by the successor or for good reason by the Named Executive within 12 months following a change in control.

(3)
The exercise price for the options granted is the closing price of our common stock on the Nasdaq Global Select Market on the date of grant.

(4)
This column shows the full grant date fair value under authoritative guidance issued by ASC 718 of the stock options and restricted stock units on the date of grant.

(5)
Scheduled to vest as to 25% of the shares on the first anniversary of the date of grant and thereafter in 36 monthly installments unless earlier accelerated or terminated pursuant to their terms.

(6)
Scheduled to vest as to 25% of the shares on the first anniversary of the date of grant and each anniversary thereafter unless earlier accelerated or terminated pursuant to their terms.

(7)
Mr. Hemmady departed all positions with our Company on February 5, 2019, accordingly each of the identified awards terminated before the end of fiscal 2019.

Outstanding Equity Awards at Fiscal 2019 Year-End

        The table below provides information on each Named Executive's outstanding equity awards as of September 30, 2019. The equity awards consist of stock options and restricted stock units. The market value of each restricted stock unit that had not vested equaled $13.62, which was the closing price of our common stock on September 30, 2019. Mr. Hemmady is not included in the table because all of his equity awards terminated prior to the end of the fiscal year as a result of his resignation.

		Option Awards(1)					Restricted Stock Awards(2)
		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable
					Option Exercise Price ($)	Option Expiration Date	Units of Stock That Have Not Vested (#)	Market Value of Units That Have Not Vested ($)
Ronald E. Konezny	11/20/2018	—	125,000		11.87	11/20/2025
	11/20/2018						43,554	593,205
	11/28/2017	57,292	67,708		10.325	11/28/2024
	11/28/2017						37,955	516,947
	11/21/2016	92,969	38,281		13.50	11/21/2023
	11/21/2016						23,395	318,640
	11/19/2015	125,781	5,469		12.63	11/19/2023
	11/19/2015						10,392	141,539
	12/17/2014	325,000	—	(3)	8.30	12/17/2022
James J. Loch	8/13/2019	—	100,000		13.76	8/13/2026
	8/13/2019						53,663	730,890
Michael A. Ueland	11/20/2018	—	40,000		11.87	11/20/2025
	11/20/2018						20,000	272,400
	11/28/2017	12,604	14,896		10.325	11/28/2024
	11/28/2017						8,350	113,727
	11/01/2016	70,833	29,167		9.75	11/01/2023
	11/01/2016						25,000	340,500
Kevin C. Riley	11/20/2018	—	37,500		11.87	11/20/2025
	11/20/2018						13,066	177,959
	11/28/2017	17,188	20,312		10.325	11/28/2024
	11/28/2017						11,386	155,077
	11/21/2016	26,563	10,937		13.50	11/21/2023
	11/21/2016						6,684	91,036
	11/19/2015	35,938	1,562		12.63	11/19/2023
	11/19/2015						2,969	40,438
	11/20/2014	32,500	—		7.40	11/20/2022
	11/20/2013	55,000	—		10.81	11/20/2021
	1/30/2013	40,000	—		9.59	1/30/2021
David H. Sampsell	11/20/2018	—	18,750		11.87	11/20/2025
	11/20/2018						6,533	88,979
	1/24/2018						5,625	76,613
	11/28/2017	8,594	10,156		10.325	11/28/2024
	11/28/2017						5,693	77,539
	11/21/2016	13,281	5,469		13.50	11/21/2023
	11/21/2016						3,342	45,518
	11/19/2015	17,969	781		12.63	11/19/2023
	11/19/2015						1,484	20,212
	11/20/2014	12,500	—		7.40	11/20/2022
	11/20/2013	25,000	—		10.81	11/20/2021
	11/20/2012	25,000	—		9.35	11/20/2022
	11/22/2011	15,000	—		10.63	11/22/2021
	4/27/2011	50,000	—		12.07	4/27/2021
Brian G. Ballenger	12/06/2018	—	12,500		11.23	12/06/2025
	12/06/2018						4,355	59,315
	11/28/2017	5,729	6,771		10.325	11/28/2024
	11/28/2017						3,795	51,688
	11/21/2016	2,214	911		13.50	11/21/2023
	11/21/2016						556	7,573
	1/26/2016	2,292	208		9.03	11/21/2024
	1/26/2016						250	3,405
	11/20/2014	1,250	—		7.40	11/20/2022
	11/20/2013	2,000	—		10.81	11/20/2021
	11/20/2012	750	—		9.35	11/20/2022
	11/22/2011	2,000	—		10.63	11/22/2021

(1)
Unless otherwise noted, all options are scheduled to vest as of 25% of the shares on the first anniversary of the date of grant and thereafter in 36 monthly installments unless earlier accelerated or terminated pursuant to their terms.

(2)
Unless otherwise noted, all restricted stock units are scheduled to vest as to 25% of the shares on the first anniversary of the date of grant and each anniversary thereafter unless earlier accelerated or terminated pursuant to their terms.

(3)
Scheduled to vest as to 25% of the shares on the first anniversary of the date of grant and each anniversary thereafter unless earlier accelerated or terminated pursuant to their terms.

Options Exercised and Stock Vested During Fiscal 2019

        The table below provides information regarding stock option exercises and restricted stock units vested by the Named Executives during the fiscal year ended September 30, 2019. None of the Named Executives had any other form of stock award that vested.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)
Ronald E. Konezny	—	—	78,492	886,454
James J. Loch	—	—	—	—
Michael A. Ueland	—	—	15,284	179,128
Kevin C. Riley	41,000	157,850	14,169	167,357
David H. Sampsell	—	—	8,490	98,805
Gokul V. Hemmady	—	—	—	—
Brian G. Ballenger	2,000	11,460	1,795	20,960

(1)
Represents the difference between the market value of the shares acquired upon exercise and the aggregate exercise price of the shares acquired.

(2)
Represents the number of shares vested multiplied by the market value of the shares on the date they were vested.

Employment Contracts; Severance; Termination of Employment and Change-in-Control Arrangements

        Ronald E. Konezny.    We and Mr. Konezny are parties to an employment agreement dated November 26, 2014. The agreement entitled Mr. Konezny to an initial annual base salary, subject to review at least annually, and eligible for decrease only in connection with a uniform reduction affecting all of our senior executives proportionately. The agreement also provides that if we terminate his employment without cause he will receive: (1) severance pay at a rate equal to his base salary for a period of twelve months following termination, paid in installments on regular payroll dates during that period, (2) if Mr. Konezny is eligible for, and takes all steps necessary to continue his group health insurance coverage, we shall pay for the portion of the premium costs for such coverage that the Company pays for then active employees of the Company, at the same level of coverage that was in effect as of the termination date of his employment, for a period of 12 months thereafter, and (3) a pro rata portion of any bonus that would have been payable to him for the fiscal year during which his employment terminated, based on actual results against the annual objectives set by the Committee. Under the employment agreement, Mr. Konezny is entitled to a cash annual incentive bonus, provided that objectives set by the Committee are met. If some or all of the objectives are not met for a fiscal year, then the Committee shall determine the actual bonus earned based on actual performance against plan as determined through Mr. Konezny's annual cash incentive plan. If the objectives set by the Committee for a cash performance bonus are exceeded for a fiscal year, the Committee may, in its discretion, award Mr. Konezny a bonus in addition to any other bonus to which he is otherwise entitled. The employment agreement also provides that Mr. Konezny is entitled to the benefits and perquisites which we generally provide to our other employees under our applicable plans and policies.

        James J. Loch.    We and Mr. Loch are parties to a letter agreement dated May 1, 2019. Under this agreement, if Mr. Loch's employment is terminated by us without cause at any time, he will be entitled to receive severance equal to twelve months' base salary paid as a lump sum and a bonus that will be based on the number of months of service during the fiscal year in which his employment was terminated and our actual performance against any established performance objectives under our annual cash incentive compensation plan.

        The letter agreement provided for two equity awards in connection with the commencement of Mr. Loch's employment. On August 13, 2019, he received an option to purchase 100,000 shares of our common stock, which is scheduled to vest as to 25% of the shares on the first anniversary of the grant date and in 36 substantially equal monthly installments thereafter, with a term of seven years. He also received a restricted stock unit award in the amount of 53,663 shares of our common stock, which is scheduled to vest as to 25% of the shares on each of the first four anniversaries of the grant date. Both awards will vest as to all shares if his employment is terminated without cause or terminates for good reason within one year following a change in control.

        Michael A. Ueland.    We and Mr. Ueland are parties to a letter agreement dated October 28, 2018 and a severance agreement dated September 23, 2016. Under the severance agreement, if Mr. Ueland's employment is terminated by us without cause at any time, he will be entitled to receive severance equal to six months' base salary paid as a lump sum and a bonus that will be based on the number of months of service during the fiscal year in which his employment was terminated and our actual performance against any established performance objectives under our annual cash incentive compensation plan.

        Kevin C. Riley.    We and Mr. Riley are parties to a letter agreement dated January 23, 2013. Under this agreement, if Mr. Riley's employment is terminated by us without cause at any time, he will be entitled to receive severance equal to twelve months' base salary paid as a lump sum and a bonus that will be based on the number of months of service during the fiscal year in which his employment was terminated and our actual performance against any established performance objectives under our annual cash incentive compensation plan.

        David H. Sampsell.    We and Mr. Sampsell are parties to a letter agreement dated April 8, 2011. The letter agreement provides that if Mr. Sampsell's employment is terminated by us without cause at any time, he will be entitled to receive severance equal to six months' base salary paid as a lump sum and a bonus that will be based on the number of months of service during the fiscal year in which his employment was terminated and our actual performance against any established performance objectives under our annual cash incentive compensation plan.

        Gokul V. Hemmady.    We and Mr. Hemmady were parties to a letter agreement dated June 11, 2018. Under this agreement, if Mr. Hemmady's employment was terminated by us without cause at any time, he was to be entitled to receive severance equal to twelve months' base salary paid as a lump sum and a bonus that was based on the number of months of service during the fiscal year in which his employment was terminated and our actual financial performance against plan as determined through his annual cash incentive compensation plan. Mr. Hemmady did not receive any severance under this arrangement when he resigned from our Company.

        The letter agreement provided for two equity awards in connection with the commencement of Mr. Hemmady's employment. On July 31, 2018, he received an option to purchase 150,000 shares of our common stock, which was scheduled to vest as to 25% of the shares on the first anniversary of the grant date and in 36 substantially equal monthly installments thereafter, with a term of seven years. He also received a restricted stock unit award in the amount of 50,000 shares of our common stock, which was scheduled to vest as to 25% of the shares on each of the first four anniversaries of the grant date. Both awards were eligible vest as to all shares if his employment is terminated without cause or terminates for good reason within one year following a change in control. Both awards were forfeited in their entirety upon Mr. Hemmady's resignation.

        Brian G. Ballenger.    Mr. Ballenger served as our principal financial and accounting officer in an interim capacity and was not party to any severance agreements with us during fiscal 2019.

Potential Payments Upon Termination or Change in Control

        The table that follows provides the estimated payments and benefits that would be provided to our Named Executives or their beneficiaries under the employment agreements and equity compensation plans described above under various scenarios involving a termination of employment and/or a change in control, and assuming that the event(s) occurred on September 30, 2019. For these purposes, "cause" generally refers to acts by an executive that result in a felony conviction, willful non-performance of material employment duties, or willfully engaging in fraud or gross misconduct that is materially detrimental to our financial interests. Mr. Hemmady's resignation in February 2019 did not result in any payment.

Compensation Element	Involuntary Termination Without Cause ($)	Death or Disability (Single Trigger) ($)	Change in Control (Double Trigger)(1) ($)
Severance(2)
Ronald E. Konezny	465,000	—	465,000
James J. Loch	300,000	—	300,000
Michael A. Ueland	150,000	—	150,000
Kevin C. Riley	315,000	—	315,000
David H. Sampsell	135,000	—	135,000
Brian G. Ballenger	—	—	—
Medical Benefit Continuation
Ronald E. Konezny	20,969	—	20,969
Pro Rata Bonus(3)
Ronald E. Konezny	465,000	—	465,000
James J. Loch	55,069	—	55,069
Michael A. Ueland	164,640	—	164,640
Kevin C. Riley	396,900	—	396,900
David H. Sampsell	135,000	—	135,000
Brian G. Ballenger	—	—	—
Accelerated Stock Options(4)
Ronald E. Konezny	—	451,856	451,856
James J. Loch	—	—	—
Michael A. Ueland	—	231,959	231,959
Kevin C. Riley	—	135,412	135,412
David H. Sampsell	—	67,706	67,706
Brian G. Ballenger	—	53,249	53,249
Restricted Stock Units(5)
Ronald E. Konezny	—	1,570,332	1,570,332
James J. Loch	—	730,890	730,890
Michael A. Ueland	—	726,627	726,627
Kevin C. Riley	—	464,510	464,510
David H. Sampsell	—	308,861	308,861
Brian G. Ballenger	—	121,981	121,981
Total
Ronald E. Konezny	950,969	2,022,188	2,973,157
James J. Loch	355,069	730,890	1,085,959
Michael A. Ueland	314,640	958,586	1,273,226
Kevin C. Riley	711,900	599,922	1,311,822
David H. Sampsell	270,000	376,567	646,567
Brian G. Ballenger	—	175,230	175,230

(1)
Represents payments upon termination without cause or for good reason within 12 months following a change in control.

(2)
Severance arrangements generally provide Messrs. Konezny, Loch and Riley with one year of base salary and Messrs. Sampsell and Ueland with six months of base salary.

(3)
Pro rata bonus is based on the number of months that the individual was employed during the year in which his employment was terminated and our actual performance against the annual objectives set by the Committee. For purposes of this presentation, since the assumed date of termination was September 30, 2019, the bonus amount shown for all executives is the actual cash incentive earned for all of fiscal 2019.

(4)
Amounts represent the intrinsic value of stock option awards as of September 30, 2019 for which the vesting was accelerated due to death or disability or termination following a change in control. The value entered is based on the difference between $13.62, the closing price of our common stock on September 30, 2019 (the last trading day of the fiscal year), and the option exercise price.

(5)
Amounts represent the value of unvested restricted stock units using the closing price of $13.62 of our common stock on September 30, 2019 (the last trading day of the fiscal year).

CEO Pay Ratio

        For fiscal 2019, the annual total compensation for our Chief Executive Officer was $2,017,486, as reflected in the Summary Compensation Table appearing on page 23 above. We estimate that the median employee's annual total compensation was $103,210 for fiscal 2019. This comparison results in a CEO Pay Ratio of 20:1.

        This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K promulgated under the Exchange Act, and as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act.

        As of September 30, 2019, our employee population consisted of approximately 445 U.S. employees and 101 non-U.S. employees. As a result, our median employee was selected from an adjusted employee population of 545 employees (excluding our Chief Executive Officer).

        To identify a median employee among our adjusted employee population (excluding our Chief Executive Officer) employed on September 30, 2019, we used a compensation measure that included base pay received during fiscal 2019 (on an annualized basis for permanent employees employed for less than the full fiscal year) plus actual bonuses and commissions earned and the aggregate grant date fair value of equity-based awards determined in a manner consistent with the Summary Compensation Table. To improve comparability, we did not include overtime wages in our compensation measure. Using this compensation measure we selected the individual at the median of our employee population and then determined that individual's annual total compensation in accordance with Regulation S-K, Item 402(c)(2)(x) as above shown.

COMPENSATION OF DIRECTORS

        The fiscal 2019 director compensation program provided non-employee directors with a combination of cash and restricted stock units that resulted in an annual aggregate value ranging from approximately $174,000 to $214,000 per director depending on committee service in fiscal 2019.

        The Compensation Committee conducts periodic competitive reviews of the compensation plan for non-employee directors. For fiscal 2019, a competitive analysis of director compensation as compared to our peer group was provided by management of the Company based upon an analysis of our peer group for fiscal 2019. This analysis provided details on total compensation levels and committee service fees for directors in our peer group as well as the allocation of compensation between cash and equity. Our director compensation program was determined to be in the 25th percentile relative to the peer group. This analysis resulted in a modest increase to the non-executive chairperson fee and an increase to the annual equity award. Radford Consulting has been engaged to conduct a competitive analysis of director compensation during fiscal 2020. The director compensation plan continues to provide an annual equity award, in the form of restricted stock units, with a target value of $120,000. This award is made at the regularly scheduled meeting of the Compensation Committee that follows the annual meeting of stockholders and the public announcement of first fiscal quarter financial results. These restricted stock units are scheduled to vest in full on the date immediately preceding our next annual meeting of stockholders, which is historically approximately one year after the date of grant. In addition, a newly elected director is expected to be awarded a one-time restricted stock unit award valued at $125,000 in connection with their appointment or initial election. These restricted stock units vest 50% after one year and 100% after two years from date of award.

        The following table describes the compensation arrangements with our non-employee directors effective for fiscal 2019:

Compensation Element	Amount Payable ($)
Annual Cash Retainers(1)
• Board Member	40,000
• Audit Committee Chair	18,000
• Compensation Committee Chair	10,000
• Nominating & Governance Committee Chair	10,000
• Non-Executive Chairperson	40,000
• Audit Committee Member	9,000
• Compensation Committee Member	5,000
• Nominating & Governance Committee Member	5,000
Annual Equity Award(2)(3)	120,000
New Director Equity Award(4)(3)	125,000

(1)
Retainers are paid in quarterly installments each representing 25% of total annual retainer amount.

(2)
An annual equity award in the form of restricted stock units is provided to each non-employee director on or near the date of the annual meeting of stockholders and each such award becomes fully vested after one year. The amount of the annual equity award indicated in the table represents the target valuation of the equity award.

(3)
For fiscal 2019, the actual number of shares underlying the restricted stock units awarded was determined by dividing the targeted restricted stock unit award value $12.21, which represented the average closing price of our common stock during the six months preceding February 5, 2019, the date the awards were granted.

(4)
In lieu of the annual equity award, a one-time equity award consisting of restricted stock units is granted to each director who was elected to our Board of Directors for the first time. The amount indicated in the table represents the valuation target of the equity award. Mr. Naguib joined the Board in fiscal 2019 and received this one-time equity award.

Director Compensation for Fiscal 2019

        The following table summarizes compensation provided to each non-employee director for services provided during fiscal 2019:

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1)(2) ($)	Total ($)
Christopher D. Heim	57,333	132,088	189,421
Satbir Khanuja, Ph.D.	94,000	132,088	226,088
Spiro C. Lazarakis	63,000	132,088	195,088
Ahmed Nawaz	18,333	—	18,333
Hatem Naguib	33,333	137,599	170,932
Sally J. Smith	57,333	132,088	189,421

(1)
The "Stock Awards" column presents the aggregate grant date fair value of restricted stock units granted to each non-employee director during fiscal 2019 as computed in accordance with ASC 718. The fair value of each restricted stock unit was considered to be the closing price of our common stock on the date the restricted stock unit was granted.

(2)
Information regarding the restricted stock units granted to the non-employee directors during fiscal 2019, and their aggregate stock options and restricted stock units outstanding at September 30, 2019, is contained in the following table:

Name	Grant Date	Number of RSUs Awarded (#)	Grant Date Fair Value of RSUs(a) ($)	Total Number of RSUs Outstanding (#)
Christopher D. Heim	2/05/2019	9,828	132,088	16,121
Satbir Khanuja, Ph.D.	2/05/2019	9,828	132,088	9,828
Spiro C. Lazarakis	2/05/2019	9,828	132,088	9,828
Hatem Naguib	2/05/2019	10,238	137,599	10,238
Sally J. Smith	2/05/2019	9,828	132,088	16,121

(a)
This column shows the full grant date fair value under authoritative guidance issued by ASC 718 of the restricted stock units granted to the non-employee directors in fiscal 2019.

RELATED PERSON TRANSACTION APPROVAL POLICY

        Our Board has adopted a written policy (the "Related Person Transaction Approval Policy") regarding transactions with any "Related Person," which is defined to include any of our directors or nominees for directors, executive officers and greater than five percent stockholders and any of their respective immediate family members. In accordance with the policy, the Audit Committee is responsible for the review and approval or ratification of all transactions with Related Persons that are required to be disclosed under the rules of the Securities and Exchange Commission.

        The Related Person Transaction Approval Policy covers "Related Person Transactions" (as defined below) between us and any Related Person. Related Person Transactions include any transactions, arrangements or relationships involving the payment of money or other value involving us and in which a Related Person has a direct or indirect interest. A Related Person Transaction does not include:

  •
  payments of compensation to Related Persons for the Related Person's service to us as a director, officer or employee;

  •
  transactions available to all employees or all stockholders on the same terms; or

  •
  transactions, which when aggregated with the amount of all other transactions between us and the Related Person or any entity in which the Related Person has an interest, involve less than $120,000 in a fiscal year.

        The Audit Committee must approve a Related Person Transaction prior to commencement of the transaction, except where the transaction is identified after it has commenced or first becomes a Related Person Transaction, in which case the Related Person Transaction will be brought before the Audit Committee for ratification. Our executives are responsible for disclosing all material information pertaining to any Related Person Transaction to the Audit Committee prior to entering into the transaction. The Audit Committee Chairperson has been granted the authority to approve transactions that arise between Audit Committee meetings provided that any actions taken by the Chairperson pursuant to such authority must be reported to the Audit Committee at its next regularly scheduled meeting.

        While the Audit Committee is permitted to use any factors it deems appropriate in determining whether to approve a Related Person Transaction, the Related Person Transaction Approval Policy requires the Audit Committee, at a minimum, to consider:

  •
  the fairness of the terms to us;

  •
  materiality of the transaction to us;

  •
  the role of the Related Person in arranging the Related Person Transaction;

  •
  the structure of the Related Person Transaction; and

  •
  the interests of all Related Persons in the Related Person Transaction.

        The Audit Committee will only approve a Related Person Transaction if the Committee determines it is beneficial and fair to us. No transactions were identified for approval with respect to fiscal 2019.

DELINQUENT SECTION 16(a) REPORTS

        Section 16(a) of the Exchange Act requires that our directors and executive officers file initial reports of ownership and reports of changes in ownership with the SEC. Directors and executive officers are required to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to us and written representations from our directors and executive officers, all Section 16(a) filing requirements were met for the fiscal year ended September 30, 2019, except that one Form 4 filed by Mr. Konezny on November 26, 2019 was delinquent with respect to three transactions due to delays resulting from an unanticipated EDGAR filing credentials change.

 EQUITY COMPENSATION PLAN INFORMATION

        The following table gives information as of September 30, 2019 about the equity compensation plans, under which shares of our common stock may be issued.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(1)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Security Holders	4,236,382	(2)	$10.85	1,604,406	(3)
Equity Compensation Plans Not Approved by Security Holders	—		N/A	—

Total	4,236,382		$10.85	1,604,406

(1)
Calculation excludes shares subject to restricted stock unit awards since they do not have an exercise price.

(2)
Includes 3,347,911 shares subject to outstanding options and 888,471 shares issuable pursuant to restricted stock unit awards.

(3)
Includes securities available for future issuance under stockholder approved compensation plans other than upon the exercise of options, warrants or rights, as follows: 1,399,866 shares under the Company's 2019 Omnibus Incentive Plan and 204,540 shares under the Company's Employee Stock Purchase Plan. No further awards will be made under the 2019 Omnibus Incentive Plan if the 2020 Omnibus Incentive Plan is approved as set forth in Proposal No. 4. Similarly, the Company's 2018, 2017, 2016, 2014 and 2013 Omnibus Incentive Plans and the 2000 Omnibus Stock Plan remain in effect, but no further awards will be made under those plans.

 PROPOSAL NO. 2
ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

        We are seeking a non-binding advisory vote from stockholders to approve the compensation of the Named Executives as disclosed in the CD&A, tabular disclosures and related narrative of this proxy statement.

        Our compensation programs are structured to align the interests of our executives with the interests of our stockholders by rewarding sustained financial and operating performance and the creation of stockholder value. More specifically, our programs:

  •
  utilize a mix of cash and equity compensation with varying time triggers for payment and financial measures that reward sustained financial performance; and

  •
  place a significant emphasis on the opportunity for incentive compensation, thus aligning total direct compensation with Company performance.

        Our Compensation Committee, composed of three independent, non-employee directors, discharges the Board's responsibilities with respect to all forms of compensation for Named Executives as well as general oversight of compensation plans. The Compensation Committee has the authority to retain outside counsel, experts and other advisors as it determines appropriate.

        Before you vote on this Proposal, please carefully review the entire CD&A, which discusses in-depth how our compensation programs are aligned with our performance and the creation of stockholder value. The Compensation Committee and the Board believe that the policies and practices described in the CD&A effectively implement our pay-for-performance compensation philosophy.

        The Board, upon recommendation of its Compensation Committee, has submitted the following resolution for non-binding advisory approval by our stockholders:

"RESOLVED, that the stockholders approve the compensation awarded to the Named Executives, as described in the CD&A, tabular disclosures, and other narrative executive compensation disclosures in this proxy statement."

Effect of Proposal

        The Say-on-Pay resolution is non-binding. The approval or disapproval of this proposal by stockholders will not require our Board or the Compensation Committee to take any action regarding our executive compensation practices. The final decision on the compensation and benefits of our executive officers and on whether, and if so, how, to address any stockholder disapproval remains with the Board and the Compensation Committee.

        The Board believes that the Compensation Committee is in the best position to consider the extensive information and factors necessary to make independent, objective, and competitive compensation recommendations and decisions that are in the best interest of our Company and our stockholders.

        The Board values the opinions of our stockholders as expressed through their votes and other communications. Although the resolution is non-binding, the Board and the Compensation Committee will carefully consider the outcome of the advisory vote on executive compensation and stockholder opinions received from other communications when making future compensation decisions.

THE BOARD RECOMMENDS A VOTE "FOR" THIS PROPOSAL 2.

 PROPOSAL NO. 3
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The firm of Grant Thornton LLP, independent registered public accounting firm, has been the independent registered public accounting firm for us since the fiscal year ended September 30, 2017. The Audit Committee has selected Grant Thornton LLP to serve as our independent registered public accounting firm for the year ending September 30, 2020 and recommends that stockholders vote in favor of the ratification of such appointment. We anticipate that representatives of Grant Thornton LLP will attend the annual meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

Effect of Proposal

        In the event of a negative vote on such ratification, our Audit Committee would reconsider its selection.

THE BOARD RECOMMENDS A VOTE "FOR" THIS PROPOSAL 3.

 PROPOSAL NO. 4
APPROVAL OF 2020 DIGI INTERNATIONAL INC. OMNIBUS INCENTIVE PLAN

Introduction

        On December 10, 2019, our Board, upon recommendation of the Compensation Committee (as used in this section of this proxy statement sometimes, the "Committee"), approved the 2020 Plan, subject to stockholder approval. The purpose of the 2020 Plan is to provide long-term incentives to persons with responsibility for success and growth at our Company. The 2020 Plan authorizes the issuance of up to 1,500,000 shares of our common stock pursuant to awards granted under the 2020 Plan, however only 750,000 of the 1,500,000 authorized shares of common stock may be granted in the form of full value awards, including restricted stock, stock unit or other stock-based awards. As provided in the 2020 Plan, we will cease making awards under our 2019 Omnibus Incentive Plan (the "2019 Plan") upon stockholder approval of the 2020 Plan. Further, we no longer make awards under the 2000 Omnibus Stock Plan, as Amended and Restated as of December 4, 2009 (the "2000 Plan"), the 2013 Omnibus Incentive Plan (the "2013 Plan"), the 2014 Omnibus Incentive Plan (the "2014 Plan"), the 2016 Omnibus Incentive Plan (the "2016 Plan), the 2017 Omnibus Incentive Plan (the "2017 Plan") and the 2018 Omnibus Incentive Plan (the "2018 Plan" and, as used in this section of this proxy statement, collectively with the 2000 Plan, the 2013 Plan, the 2014 Plan, the 2016 Plan, the 2017 Plan, the 2019 Plan, the "Prior Plans").

Why We Believe You Should Vote for the 2020 Plan

        Our Board believes that equity-based incentives are an important part of total compensation for our executives as well as for employees and our non-employee directors. We believe that stockholders should approve this new plan for the following reasons:

  •
  Compensation Philosophy.  As described in our CD&A, our compensation includes rewarding our executives for positive developments in the results of our Company and increasing the price of our common stock over time. We believe that equity compensation is one of the most effective tools to achieve these goals. Equity compensation awards will continue to play an important role in our ability to incentivize our executives and other employees.

  •
  Plan Provisions Designed to Serve Stockholders' Interests and Promote Effective Corporate Governance. The 2020 Plan, which is summarized in more detail below, includes several provisions that are designed to serve the interests of our stockholders and promote effective corporate governance, including:

  •
  The 2020 Plan is administered by our independent Compensation Committee.

  •
  The 2020 Plan does not permit liberal share counting. Shares delivered or withheld to pay the purchase price or satisfy a tax withholding obligation in connection with any award and shares subject to a stock appreciation right ("SAR") that are not issued in connection with the stock settlement of SARs may not be used again for new grants. We also may not use shares repurchased using option exercise proceeds for new grants.

  •
  We cannot issue stock options or SARs at an exercise price that is less than the fair market value of our common stock on the date of grant.

  •
  Stock options and SARs cannot have a term longer than seven years from the date of grant.

  •
  The 2020 Plan generally provides for the forfeiture of outstanding awards if the Committee determines that the employee has engaged in certain misconduct, including commission of a felony or other serious crime, substantial and repeated failures to perform his or her duties, acting with gross negligence or willful misconduct, material breach of an employment agreement with the Company, and certain other inappropriate behaviors.

    •
    Dividends or dividend equivalents payable on restricted shares and stock units will be subject to the same restrictions and risk of forfeiture as the underlying shares or units.

    •
    Like the current plan, the 2020 Plan prohibits any repricing of stock options or SARs without prior stockholder approval and also specifically provides that cash buy-outs are prohibited repricings.

    •
    We cannot materially modify the 2020 Plan without prior stockholder approval other than in very limited instances. Material modifications include amendments to increase the number of shares, extension of the period for granting awards, addition of new award types and modifications of the eligibility requirements.

    •
    Awards granted under the 2020 Plan will be subject to any recoupment policy we adopt at any time, including our existing cash incentive award recoupment policy as well as any equity incentive award recoupment policies we adopt in the future.

    •
    The 2020 Plan includes a minimum vesting or performance period of one year for all awards, subject only to limited exceptions.

        The 2020 Plan is substantially similar to our 2019 Plan. The primary changes reflected in the 2020 Plan, as compared to the 2019 Plan include:

  •
  a new authorized share pool of 1,500,000 shares of our common stock that may be the subject of awards; and

  •
  a 750,000-share limitation on the number of shares from the authorized share pool that may be granted in the form of full value awards (including restricted stock, stock unit or other stock-based awards).

        The descriptions set forth below are in all respects qualified by the terms of the 2020 Plan, which is attached to this proxy statement as Appendix A.

Purpose

        The purpose of the 2020 Plan is to promote the interests of our Company and our stockholders by providing key personnel of our Company and our affiliates with an opportunity to acquire a proprietary interest in the Company and thereby develop a stronger incentive to put forth maximum effort for the continued success and growth of our Company and our affiliates. In addition, the opportunity to acquire a proprietary interest in our Company will aid in attracting and retaining key personnel of outstanding ability. The 2020 Plan is also intended to provide non-employee directors of the Company with an opportunity to acquire a proprietary interest in the Company, to compensate non-employee directors for their contributions to the Company and to aid in attracting and retaining non-employee directors.

Administration

        The 2020 Plan is administered by our Compensation Committee. The Committee has the authority to adopt, revise and waive rules relating to the administration of the 2020 Plan and to determine the timing and identity of participants, the amount of any awards and other terms and conditions of awards. The Committee may delegate its responsibilities under the 2020 Plan to members of management of the Company or to others with respect to the selection and grants of awards to employees of the Company who are not deemed to be officers, directors or 10% stockholders of the Company under applicable federal securities laws.

Eligibility

        All employees of our Company and our affiliates, non-employee directors of our Company and any consultant or advisor who is a natural person and provides services to us or our affiliates are eligible to receive awards under the 2020 Plan at the discretion of the Committee. Incentive stock options under the 2020 Plan may be awarded by the Committee only to employees. As of September 30, 2019, there were approximately 551 total employees, non-employee directors and certain others who provide services to us and our affiliates, any or all of whom may be considered for the grant of awards under the 2020 Plan at the discretion of the Committee.

Shares Available

        The total number of shares of Company common stock authorized and available for distribution under the 2020 Plan is 1,500,000, provided that no more than 750,000 of those authorized shares of common stock may be granted in the form of full value awards. The authorized share pool is subject to adjustment for future stock splits, stock dividends and similar changes in the capitalization of the Company. The shares of our common stock covered by the 2020 Plan may be treasury shares or authorized but unissued shares.

        Any shares subject to an award under the 2020 Plan or the Prior Plans that expires, is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements, settled for cash or otherwise terminated without payment being made thereunder shall, to the extent of such expiration, forfeiture, cancellation, return, cash settlement or termination, again be available for grant under the 2020 Plan. Any shares that again become available for grant will be added back as one share to the 2020 Plan share reserve. The following shares will, however, continue to be charged against the foregoing maximum share limitations and will not again become available for grant: (i) shares tendered by the participant or withheld by us in payment of the purchase price of a stock option issued under the 2020 Plan or one of the Prior Plans, (ii) shares tendered by the participant or withheld by us to satisfy any tax withholding obligation with respect to an Award or an award under one of the Prior Plans, (iii) shares subject to a stock appreciation right award issued under the 2020 Plan or one of the Prior Plans that are not issued in connection with the settlement of the stock appreciation right upon its exercise and (iv) shares repurchased by us with proceeds received from the exercise of a stock option issued under the 2020 Plan or one of the Prior Plans.

Types of Awards

        The 2020 Plan allows us to grant stock options, SARs, restricted stock, stock units, cash incentive awards and other stock-based awards. The Committee may provide that the vesting or payment of any award will be subject to: the attainment of certain performance objectives established by the Committee, the completion by the plan participant of a specified period of service or a combination thereof. The Committee may amend the terms of any award previously granted under the 2020 Plan, but no amendment may materially and adversely affect the rights of any participant with respect to an outstanding award without the participant's consent, unless such amendment is necessary to comply with applicable laws, stock exchange rules or any compensation recovery policy, as provided in the 2020 Plan.

  Stock Options

        Stock options granted under the 2020 Plan may be either incentive or nonqualified stock options. The exercise price of options may not be less than the fair market value of our common stock on the date of grant. The closing sale price of a share of our common stock on the Nasdaq Global Select Market on December 17, 2019 was $18.22 per share. The exercise price must be paid in full at the time of exercise and may be paid in cash or such other manner as permitted by the Committee, including by withholding shares issuable upon exercise, by delivery of shares already owned by a participant or a combination thereof. The maximum number of shares that may be issued upon the exercise of incentive stock options under the 2020 Plan is 1,500,000.

  Stock Appreciation Rights

        SARs provide for payment to the participant of all or a portion of the excess of the fair market value of a specified number of shares of our common stock on the date of exercise over a specified exercise price, which may not be less than the fair market value of our common stock on the date of grant. Payment to a participant may be made in cash or shares of our common stock or a combination of both, as determined by the Committee.

  Restricted Stock

        Restricted stock awards are awards of shares of our common stock subject to restrictions on transfer and conditions of forfeiture, set forth in the award agreements. The Committee may provide for the lapse or waiver of any such restrictions or conditions and the vesting of the Shares based on such factors or criteria it determines in its discretion.

  Stock Units

        Stock units provide a participant with the right to receive, in cash or shares of our common stock or a combination of both (as determined by the Committee), the fair market value of a specified number of shares of our common stock. Stock units are subject to such vesting and forfeiture conditions and other restrictions as the Committee determines in its discretion.

  Other Stock-Based Awards

        The Committee may grant other awards under the 2019 Plan that are valued by reference to and/or payable in whole or in part in shares of our common stock. The Committee shall determine the terms and conditions of such awards in its discretion, so long as they are consistent with the terms and purposes of the 2020 Plan.

  Cash Incentive Awards

        Cash incentive awards permit a participant to receive cash or other forms of awards upon the satisfaction of one or more performance goals over a specified performance cycle as determined by the Committee.

Terms of Awards and Plan Provisions

  Performance-Based Compensation

        For purposes of any performance-based awards granted under the 2020 Plan (other than stock options and SARs), the lapsing of restrictions as well as the vesting and payment of such awards, as applicable, will be subject to the achievement of one or more performance goals over a specified performance period, all as determined by the Committee.

        The performance measures upon which such performance goals may be based shall be one or a combination of two or more of the following criteria: revenue or net sales; gross profit; operating profit; net income; earnings before one or more of interest, taxes, depreciation, amortization and other adjustments; profitability as measured by return ratios (including, but not limited to, return on assets, return on equity, return on investment and return on revenues or gross profit) or by the degree to which any of the foregoing earnings measures exceed a percentage of revenues or gross profit; cash flow; market share; margins (including one or more of gross, operating and net earnings margins);

stock price; total stockholder return; asset quality; non-performing assets; operating assets; operating expenses; balance of cash, cash equivalents and marketable securities; improvement in or attainment of expense levels or cost savings; operating asset turnover; accounts receivable levels (including measured in terms of days sales outstanding); economic value added; improvement in or attainment of working capital levels; employee retention; customer satisfaction; implementation or completion of critical projects; growth in customer base or any other financial, operational or strategic measure approved by the Committee.

        In the Committee's discretion, any performance goal utilized may be expressed in absolute amounts, on a per share basis (basic or diluted), relative to one or more other performance measures, as a growth rate or change from preceding periods, or as a comparison to the performance of specified companies or a published or special index (including stock market indices) or other external measures, and may relate to the performance of our Company, our subsidiaries, our business units, individual performance or any combination thereof. Performance goals also may be expressed in terms of differing levels of achievement, such as threshold, target and maximum levels of achievement.

        The Committee will select the applicable performance measures and performance period, establish the corresponding performance goals for any performance period, specify in terms of a formula or standard the method for calculating the amount payable to a participant if the performance goal(s) are satisfied, and certify the degree to which the relevant performance goals have been satisfied as well as any amount payable. The Committee may adjust any amount determined to be otherwise payable in connection with such an award.

  Minimum Vesting Periods

        Awards that vest based solely on the satisfaction of service-based vesting conditions are subject to a minimum vesting period of one year from the date of grant, and awards whose grant or vesting is subject to performance-based vesting conditions must be subject to a performance period of at least one year. These required vesting and performance periods will not apply: (i) upon a change in control, (ii) upon termination of service due to death or disability, (iii) to a substitute award that does not reduce the vesting period of the award being replaced, (iv) to awards granted in payment of other compensation that is already earned and payable, or (v) to awards involving an aggregate number of shares not in excess of 5 percent of the 2020 Plan's share reserve. Acceleration of the expiration of the applicable term is permitted, upon such terms and conditions as shall be set forth in the Agreement, which may, but need not, include, without limitation, acceleration in the event of the Participant's death or retirement. Acceleration of the performance cycle of any performance-based awards will be subject to Plan Section 6.6.

  Substitute Awards

        Awards may be granted under the 2020 Plan in substitution for awards granted by another entity acquired by our Company or with which our Company combines. The terms and conditions of these substitute awards will be comparable to the terms of the awards replaced, and may therefore differ from the terms and conditions otherwise set forth in the 2020 Plan. Shares subject to substitute awards will not count against the 2020 Plan share reserve.

  Repricing of Awards

        Except in the limited cases of an equity restructuring or a fundamental change, the Committee may not reduce the exercise price of stock options or SARs granted under the 2020 Plan, exchange outstanding stock options or SARs with new stock options or SARs with a lower exercise price or a new full value award, repurchase underwater stock options or SARs or take any other action that would constitute a "repricing," unless such action is first approved by our stockholders.

  Transferability of Awards

        Except as noted below, during the lifetime of a person to whom an award is granted, only that person, or that person's legal representative, may exercise an option or SAR, or receive payment with respect to stock units or any other award. No award may be sold, assigned, transferred, exchanged or otherwise encumbered other than to a successor in the event of a participant's death or pursuant to a qualified domestic relations order. However, the Committee may provide that awards, other than incentive stock options, may be transferable to certain members of the participant's family or to one or more trusts primarily for the benefit of such family members or entities in which the participant or such family members own more than 50% of the voting interests, if the participant does not receive any consideration for the transfer.

  Termination of Service

        Unless otherwise provided in an award agreement, upon termination of a participant's service with us, all unvested and unexercisable portions of the participant's outstanding awards will immediately be forfeited. If a participant's service with us terminates other than for cause, death or disability, the vested and exercisable portions of the participant's outstanding stock options and SARs generally will remain exercisable for three months after termination, except in the case of a stock option or SAR held by a non-employee director, in which case the vested and exercisable portion shall remain exercisable through the original term of the award. If a participant's service terminates due to death or disability, then (i) any outstanding option or SAR that has not expired or been terminated shall become exercisable in full if the participant has been continuously employed between the award grant date and the date of such death or disability and (ii) the vested and exercisable portions of the participant's outstanding stock options and SARs generally will remain exercisable for one year after termination. Upon termination for cause, all unexercised stock options and SARs will be forfeited.

        Unless otherwise provided in an agreement with respect to performance awards or awards of restricted stock or restricted stock units, or under other circumstances provided by the Committee, if a participant's service with us terminates due to death or disability, the participant shall be entitled to (i) a payment with respect to performance-based stock units at the end of the performance cycle based upon the extent to which the performance goals were satisfied at the end of such period and prorated for the portion of the performance cycle during which the participant was employed and/or (ii) receive a number of shares of restricted stock or time-based stock units under outstanding awards that has been prorated for the portion of the term of the award during which the participant was employment and for which portion the restrictions shall lapse. Except as otherwise provided in the foregoing sentence or in a performance award agreement, if a participant's service to our Company or our subsidiaries terminates during a performance cycle, then the participant is not entitled to any award payment with respect to that performance cycle.

  Withholding

        The 2020 Plan permits us to withhold from cash awards, and to require a participant receiving common stock under the 2020 Plan to pay us in cash, an amount sufficient to cover all or part of any required withholding taxes related to the grant, vesting, exercise or settlement of an award. In lieu of cash, the Committee may permit a participant to cover all or any part of his or her withholding obligations through a reduction in the number of shares delivered to such participant or a surrender of shares then owned by the participant to us.

  Fundamental Change

        Unless otherwise provided in an award agreement, in the event of a sale of all or substantially all of our assets or a merger, consolidation, a share exchange involving our Company or a liquidation or dissolution of our Company (any such event referred to as a "fundamental change"), the surviving or successor entity may continue, assume or replace some or all of the outstanding awards under the 2020 Plan. Award agreements with our executive officers generally provide that if an award is continued, assumed or replaced in connection with a corporate transaction and if within one year after the transaction the executive officer's employment is involuntarily terminated other than for cause or the executive officer terminates his or her employment for good reason, the award will immediately vest in full or become fully exercisable. If awards granted to any participant are not continued, assumed or replaced in connection with a corporate transaction, the Committee may accelerate the vesting and exercisability of any award or require the surrender of any outstanding award in exchange for payment to the participant of the intrinsic value of the award.

  Adjustment of Awards

        In the event of an equity restructuring, such as a stock dividend, stock split, rights offering or other specified recapitalization, that affects the per share value of our common stock, the Committee will make appropriate equitable adjustment to: (i) the number and kind of securities reserved for issuance under the 2020 Plan, (ii) the number and kind of securities subject to outstanding awards under the 2020 Plan and (iii) the exercise price of outstanding options and SARs. The Committee may also make similar adjustments in the event of any other change in our Company's capitalization, including a merger, consolidation, reorganization or liquidation.

  Amendment and Termination

        The 2020 Plan has a term of ten years from its effective date, or the earlier termination of the plan by our Board. Our Board may terminate, suspend or amend the 2020 Plan at any time, but no termination, suspension or amendment may materially and adversely affect the rights of any participant with respect to outstanding awards without the participant's consent unless previously agreed to by the participant in an award agreement or otherwise, or if such action is necessary to comply with applicable law or the rules of the Nasdaq Stock Market. Awards that are outstanding on the 2020 Plan's termination date will remain in effect in accordance with the terms of the 2020 Plan and the applicable award agreements.

New Plan Benefits

        No benefits or amounts have been granted, awarded or received under the 2020 Plan that were subject to stockholder approval. In addition, the Committee will determine the number and types of awards that will be granted under the 2020 Plan. Thus, it is not possible to determine the benefits that will be received by eligible participants if the 2020 Plan is approved by our stockholders.

THE BOARD RECOMMENDS A VOTE "FOR" THIS PROPOSAL 4.

 PROPOSAL NO. 5
APPROVAL OF AMENDED AND RESTATED
DIGI INTERNATIONAL INC. EMPLOYEE STOCK PURCHASE PLAN

Introduction

        On December 10, 2019, our Board adopted, subject to stockholder approval at the 2020 Annual Meeting of Stockholders, the amended and restated Digi International Inc. Employee Stock Purchase Plan (the "ESPP") to increase the number of shares of our common stock available for future purchases by participants under the ESPP by 625,000 shares. The amendment and restatement are effective as of the date of stockholder approval.

        As of December 4, 2019, a total of 204,540 shares of our common stock remained available for purchase under the ESPP. Our Board believes that an increase in the total shares available for purchase under the ESPP is necessary and advisable. The ESPP offers eligible employees the opportunity to acquire a stock ownership interest in the company through periodic payroll deductions that are applied toward the purchase of shares of our common stock at a discount from the then-current market price. The ESPP is intended to qualify under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). Stockholder approval of the amendment and restatement is being sought in order to authorize the replenishment of the ESPP's share reserve and to maintain the qualified status of the ESPP under Section 423 of the Code. The full text of the ESPP, as proposed to be amended and restated, marked to show changes effected by the current amendment, is contained in Appendix B to this proxy statement. The significant features of the ESPP are summarized below.

Purpose

        The purpose of the ESPP is to provide eligible employees with an opportunity to acquire a proprietary interest in our company through the purchase of our common stock and, thus, to develop a stronger incentive to work for our continued success.

Administration

        The ESPP is administered by the Compensation Committee. The Compensation Committee has full authority to adopt rules and procedures to administer the ESPP, to interpret the provisions of the ESPP, to determine the terms and conditions of offerings under the ESPP, and to designate which of our subsidiaries may participate in the ESPP. All costs and expenses incurred for ESPP administration are paid by the company.

Securities Subject to the ESPP

        The maximum number of shares of our common stock that will be authorized for purchase under the ESPP after the amendment and restatement are effective will be increased by 625,000 shares. The shares are to be made available from authorized but unissued shares of our common stock or treasury shares previously acquired by the company. Any shares issued under the ESPP will reduce, on a one-for-one basis, the number of shares available for subsequent issuance under the ESPP.

Eligibility and Participation

        Any individual employed by the company or any participating subsidiary corporation (including any corporation which subsequently becomes such at any time during the term of the ESPP) who has completed at least 90 days of employment by the company or a designated affiliate and who is customarily employed at least 20 hours a week is eligible to participate in the ESPP. As of September 30, 2019, approximately 546 employees, including the six Named Executives who remain employed, were eligible to participate in the ESPP. Eligible employees may enroll in the ESPP and begin participating at the start of any purchase period.

Purchase Periods and Purchase Dates

        Shares of common stock are offered under the ESPP through a series of successive quarterly purchase periods each year, aligned with the Company's fiscal year. Purchases under the ESPP occur on the last day of each fiscal quarter.

Purchase Price

        The purchase price of our common stock acquired on each purchase date will be no less than 85% of the lower of (i) the Fair Market Value (as defined below) price per share of our common stock on the first day of the applicable purchase period or (ii) the Fair Market Value price per share of our common stock on the purchase date at the end of the applicable quarterly purchase period. The Fair Market Value of our common stock on any relevant date under the ESPP will be deemed to be equal to the mean between the high and low sale prices for our common stock on the Nasdaq Global Select tier of the Nasdaq Stock Market, LLC on said date, or, if no sale has been made on said date, on the last preceding day on which any sale shall have been made. However, if the determination of Fair Market Value is not consistent with the then current regulations of the Secretary of the Treasury applicable to plans intended to qualify as an "employee stock purchase plan" within the meaning of Section 423(b) of the Code, however, Fair Market Value shall be determined in accordance with such regulations. The closing sale price of our common stock on December 17, 2019 was $18.22 per share.

Payroll Deductions and Stock Purchases

        Each participant may elect to have withheld as a payroll deduction any specified whole percent of eligible compensation of at least one percent (1%) but not more than ten percent (10%) per pay period. The accumulated deductions will automatically be applied on each purchase date to the purchase of shares of our common stock at the purchase price in effect for that purchase date. For purposes of the ESPP, eligible compensation generally includes base salary, bonuses, commissions and overtime pay, and excludes allowances and income with respect to equity-based awards.

Special Limitations

        The ESPP imposes certain limitations upon a participant's right to acquire our common stock, including the following:

  •
  Purchase rights may not be granted to any individual who owns stock (including stock purchasable under any outstanding purchase rights) possessing 5% or more of the total combined voting power or value of all classes of our stock or the stock of any of our subsidiaries.

  •
  A participant may not be granted rights to purchase more than $25,000 worth of our common stock (valued at the time each purchase right is granted) for each calendar year in which such purchase rights are outstanding.

Termination or Modification of Purchase Rights

        A participant may withdraw from the ESPP at any time, and his or her accumulated payroll deductions will be promptly refunded. A participant may, at any time during a purchase period, direct the company to adjust the amount of deductions (within the applicable limits) or make no further deductions, as set forth in greater detail in the ESPP.

        If a participant's employment is terminated for any reason, including death, disability, or retirement, the entire balance in the participant's account will be applied to the purchase of shares as of the last day of the purchase period in which the participant's employment terminated, unless the participant has properly notified the company prior to the last day of such purchase period that he or she elects to receive a refund of all amounts previously withheld.

Stockholder Rights

        No participant will have any stockholder rights with respect to the shares covered by his or her purchase rights until the shares are actually purchased on the participant's behalf through the ESPP.

Transferability

        No purchase rights will be assignable or transferable by the participant, except by will or the laws of inheritance following a participant's death.

Corporate Transactions

        In the event of any equity restructuring that causes the per share value of shares of our common stock to change, such as a stock dividend, stock split, spin off, rights offering, or recapitalization through a large, nonrecurring cash dividend, the Compensation Committee shall cause there to be made an equitable adjustment to the number, class and purchase price of shares that may be purchased under the ESPP. In the event of any other change in corporate capitalization, such as a merger, consolidation, any reorganization, or any partial or complete liquidation of the company, an equitable adjustment as described in the foregoing sentence may be made as determined to be appropriate and equitable by the Compensation Committee to prevent dilution or enlargement of participant rights.

Share Proration

        Should the total number of shares of common stock to be purchased pursuant to outstanding purchase rights on any particular purchase date exceed the number of shares remaining available for issuance under the ESPP at that time, then the Compensation Committee will make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each participant not used to purchase shares will be refunded.

Amendment and Termination

        The ESPP may be terminated at any time by the Board after 30 days' notice has been given to all ESPP participants, and will terminate upon the date on which all shares remaining available for issuance under the ESPP are sold pursuant to exercised purchase rights.

        The Board may at any time amend the ESPP in any respect which shall not adversely affect the rights of participants pursuant to shares previously acquired under the ESPP, provided that approval by our stockholders is required to (i) increase the number of shares issuable under the ESPP, (ii) decrease the minimum purchase price, (iii) withdraw the administration of the ESPP from the Compensation Committee, or (iv) change the definition of employees eligible to participate in the ESPP.

  U.S. Federal Income Tax Consequences

        The following is a summary of the principal United States federal income tax consequences to the company and to participants subject to U.S. taxation with respect to participation in the ESPP. This summary assumes the ESPP qualifies as an "employee stock purchase plan" within the meaning of Section 423 of the Code, is not intended to be exhaustive and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

        Under a qualified Code Section 423 arrangement, no taxable income will be recognized by a participant, and generally no deductions will be allowed to the company, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until either there is a sale or other disposition of the shares acquired under the ESPP or in the event the participant should die while still owning the purchased shares.

        If a participant sells or otherwise disposes of the purchased shares within two years after the first day of the purchase period in which such shares were acquired, or within one year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the closing market price of the shares on the purchase date exceeded the purchase price paid for those shares, and the company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess. The participant also will recognize a capital gain to the extent the amount realized upon the sale of the shares exceeds the sum of the aggregate purchase price for those shares and the ordinary income recognized in connection with their acquisition.

        If a participant sells or otherwise disposes of the purchased shares more than two years after the first day of the purchase period in which the shares were acquired and more than one year after the actual purchase date of those shares, the participant will recognize ordinary income in the year of sale or disposition equal to the lower of (i) the amount by which the selling price of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) the amount by which the fair market value of the shares at the time the option was granted exceeded the option price for those shares. Any additional gain upon the disposition will be taxed as a long-term capital gain. The company will not be entitled to an income tax deduction with respect to such disposition.

        If a participant still owns the purchased shares at the time of death, his or her estate will recognize ordinary income in the year of death equal to the lower of (i) the amount by which the closing market price of the shares on the date of death exceeds the purchase price or (ii) the amount by which the fair market value of the shares at the time the option was granted exceeded the option price for those shares.

  Plan Benefits

        The benefits to be received by our executive officers and employees as a result of the ESPP are not determinable because the amounts of future purchases by participants are based on elective participant contributions. No purchase rights have been granted, and no shares of our common stock have been issued, with respect to the 625,000-share increase for which stockholder approval is sought under this Proposal.

THE BOARD RECOMMENDS A VOTE "FOR" THIS PROPOSAL 5.

 HOUSEHOLDING

        We have adopted a procedure approved by the SEC called "householding," by which certain stockholders who do not participate in electronic delivery of proxy materials but who have the same address and appear to be members of the same family receive only one copy of our annual report and proxy statement. Each stockholder participating in householding continues to receive a separate proxy card. Householding reduces both the environmental impact of our annual meetings and our mailing and printing expenses.

        If you would like to change your householding election, request that a single copy of the proxy materials be sent to your address, or request a separate copy of the proxy materials, please contact Broadridge Financial Solutions, Inc., by calling (866) 540-7095 or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717. We will promptly deliver the notice of internet availability or proxy materials to you upon receipt of your request. If you hold your shares in street name, please contact your bank, broker, or other record holder to request information about householding.

ADDITIONAL MATTERS

        Our Annual Report on Form 10-K for the fiscal year ended September 30, 2019, including our consolidated financial statements, is being mailed or made available with this proxy statement.

        As of the date of this proxy statement, management knows of no matters that will be presented for determination at the annual meeting other than those referred to herein. If any other matters properly come before the annual meeting calling for a vote of stockholders, it is intended that the shares represented by the proxies solicited by our Board will be voted by the persons named therein in accordance with their best judgment.

By Order of the Board,

David H. Sampsell
 Vice President, Corporate Development, General Counsel & Corporate Secretary
December 20, 2019

Appendix A
 to Proxy Statement

Digi International Inc.
2020 Omnibus Incentive Plan

1.    Purpose.    The purpose of the Digi International Inc. 2020 Omnibus Incentive Plan (the "Plan") is to promote the interests of the Company and its stockholders by providing key personnel of the Company and its Affiliates and Non-Employee Directors with an opportunity to acquire a proprietary interest in the Company and thereby develop a stronger incentive to put forth maximum effort for the continued success and growth of the Company and its Affiliates. In addition, the opportunity to acquire a proprietary interest in the Company will aid in attracting and retaining key personnel and Non-Employee Directors of outstanding ability.

2.    Definitions.

  2.1
  The capitalized terms used elsewhere in the Plan have the meanings set forth below.

  (a)
  "Affiliate" means any corporation that is a "parent corporation" or "subsidiary corporation" of the Company, as those terms are defined in Code Sections 424(e) and (f), or any successor provisions, and, for purposes other than the grant of Incentive Stock Options, any entity in which the Company or any such "subsidiary corporation" owns at least 20% of the combined voting power of the entity's voting securities and which is designated by the Committee as covered by the Plan.

  (b)
  "Agreement" means a written or electronic contract (i) entered into between the Company and a Participant and (ii) containing the terms and conditions of an Award in such form and not inconsistent with the Plan as the Committee shall approve from time to time, together with all amendments thereto, which amendments may be unilaterally made by the Company (with the approval of the Committee) unless such amendments are deemed by the Committee to be materially adverse to the Participant and not required to comply with applicable law or stock exchange rules.

  (c)
  "Award" or "Awards" means a grant made under the Plan in the form of Restricted Stock, Options, Stock Appreciation Rights, Stock Units, an Other Stock-Based Award or a Cash Incentive Award.

  (d)
  "Board" means the Board of Directors of the Company.

  (e)
  "Cash Incentive Award" means an Award described in Section 8.2 of the Plan.

  (f)
  "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time or any successor statute.

  (g)
  "Committee" means two or more Non-Employee Directors designated by the Board to administer the Plan under Plan Section 3.1, each of whom shall be (i) an independent director within the meaning and rules of the Nasdaq Stock Market and (ii) a "non-employee director" within the meaning of Exchange Act Rule 16b-3. Unless otherwise specified by the Board, the Committee shall be the Compensation Committee of the Board.

  (h)
  "Company" means Digi International Inc., a Delaware corporation, or any successor to all or substantially all of its businesses by merger, consolidation, purchase of assets or otherwise.

  (i)
  "Effective Date" means the date specified in Plan Section 13.1.

    (j)
    "Employee" means an employee (including an officer or director who is also an employee) of the Company or an Affiliate.

    (k)
    "Exchange Act" means the Securities Exchange Act of 1934, as amended and in effect from time to time or any successor statute.

    (l)
    "Exchange Act Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, as now in force and in effect from time to time or any successor regulation.

    (m)
    "Fair Market Value" as of any date means, unless otherwise expressly provided in the Plan, the fair market value of a Share determined as follows:

    (i)
    If the Shares are then readily tradable on an established securities market (as determined under Code Section 409A), then Fair Market Value will be the closing sale price for a Share on the principal securities market on which it trades on such date, or if no sale of Shares occurred on that date, on the next preceding date on which a sale of Shares occurred, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

    (ii)
    If clause (i) is inapplicable, then Fair Market Value will be determined by the Committee as the result of a reasonable application of a reasonable valuation method that satisfies the requirements of Code Section 409A.

    In the case of an Incentive Stock Option, if this determination of Fair Market Value is not consistent with the then current regulations of the Secretary of the Treasury, Fair Market Value shall be determined in accordance with those regulations. The determination of Fair Market Value shall be subject to adjustment as provided in Plan Section 17.

    (n)
    "Full Value Award" means any Award other than an Option Award, Stock Appreciation Rights Award or Cash Incentive Award.

    (o)
    "Fundamental Change" means a dissolution or liquidation of the Company, a sale of all or substantially all of the assets of the Company, a merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation, or a statutory share exchange involving capital stock of the Company.

    (p)
    "Incentive Stock Option" means any Option designated as such and granted in accordance with the requirements of Code Section 422 or any successor provision.

    (q)
    "Insider" as of a particular date means any person who, as of that date, is a director of the Company or an officer of the Company as defined under Exchange Act Rule 16a-1(f) or its successor provision.

    (r)
    "Non-Employee Director" means a member of the Board who is not an Employee.

    (s)
    "Non-Statutory Stock Option" means an Option other than an Incentive Stock Option.

    (t)
    "Option" means a right to purchase Stock, including both Non-Statutory Stock Options and Incentive Stock Options.

    (u)
    "Other Stock-Based Award" means an Award described in Section 8.1 of the Plan.

    (v)
    "Participant" means a person to whom an Award is or has been made in accordance with the Plan.

    (w)
    "Performance Cycle" means the period of time as specified in an Agreement over which a performance-based Award is to be earned.

    (x)
    "Plan" means this Digi International Inc. 2020 Omnibus Incentive Plan, as may be amended and in effect from time to time.

    (y)
    "Prior Plans" means the Digi International Inc. 2000 Omnibus Stock Plan, as amended and restated as of December 4, 2009 (the "2000 Plan"), the Digi International Inc. 2013 Omnibus Incentive Plan (the "2013 Plan"), the Digi International Inc. 2014 Omnibus Incentive Plan (the "2014 Plan"), the Digi International Inc. 2016 Omnibus Incentive Plan (the "2016 Plan"), the Digi International Inc. 2017 Omnibus Incentive Plan (the "2017 Plan"), the Digi International Inc. 2018 Omnibus Incentive Plan (the "2018 Plan"), and the Digi International Inc. 2019 Omnibus Incentive Plan (the "2019 Plan").

    (z)
    "Restricted Stock" means Stock granted under Plan Section 7 so long as such Stock remains subject to one or more restrictions.

    (aa)
    "Section 16" or "Section 16(b)" means Section 16 or Section 16(b), respectively, of the Exchange Act or any successor statute and the rules and regulations promulgated thereunder as in effect and as amended from time to time.

    (bb)
    "Share" means a share of Stock.

    (cc)
    "Stock" means the common stock, par value $.01 per share, of the Company.

    (dd)
    "Stock Appreciation Right" means a right, the value of which is determined in relation to the appreciation in value of Shares pursuant to an Award granted under Plan Section 10.

    (ee)
    "Stock Unit" means an Award described in Section 11 of the Plan.

    (ff)
    "Subsidiary" means a "subsidiary corporation," as that term is defined in Code Section 424(f) or any successor provision.

    (gg)
    "Substitute Award" means an Award granted under the circumstances described in Section 21 of the Plan.

    (hh)
    "Successor" with respect to a Participant means the legal representative of an incompetent Participant, and if the Participant is deceased the estate of the Participant or the person or persons who may, by bequest or inheritance, or pursuant to the terms of an Award, acquire the right to exercise an Option or Stock Appreciation Right or to receive cash and/or Shares issuable in satisfaction of an Award in the event of the Participant's death.

    (ii)
    "Term" means the period during which an Option or Stock Appreciation Right may be exercised or the period during which the restrictions or terms and conditions placed on Restricted Stock or any other Award are in effect.

    (jj)
    "Transferee" means any "family member" of a Participant as the term is defined in General Instruction A(5) to Form S-8 under the Securities Act of 1933, as amended.

  2.2
  Gender and Number.    Except when otherwise indicated by the context, reference to the masculine gender shall include, when used, the feminine gender and any term used in the singular shall also include the plural.

3.    Administration and Indemnification.

  3.1
  Administration.

  (a)
  The Committee shall administer the Plan. The Committee shall have exclusive power to (i) make Awards, (ii) determine when and to whom Awards will be granted, the form of each Award, the amount of each Award, and any other terms or conditions of each Award consistent with the Plan, and (iii) determine whether, to what extent and under what circumstances, Awards may be settled, paid or exercised in cash, Shares or other Awards, or other property or canceled, forfeited or suspended. Each Award shall be subject to an Agreement authorized by the Committee. A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee, and acts of a majority of the members present at any meeting at which a quorum is present or the acts unanimously approved in writing by all members of the Committee shall be the acts of the Committee. Any such action of the Committee shall be valid and effective even if any member of the Committee at the time of the action is later determined not to have satisfied all of the criteria for membership in clauses (i), (ii) and (iii) of Section 2(f). Notwithstanding the foregoing, the Board shall have the sole and exclusive power to administer the Plan with respect to Awards granted to Non-Employee Directors.

    (b)
    Solely for purposes of determining and administering Awards to Participants who are not Insiders, the Committee may delegate all or any portion of its authority under the Plan to one or more persons who are not Non-Employee Directors.

    (c)
    To the extent within its discretion and subject to Plan Sections 16, 17, and 19, the Committee may amend the terms and conditions of any outstanding Award.

    (d)
    It is the intent that the Plan and all Awards granted pursuant to it shall be administered by the Committee so as to permit the Plan and Awards to comply with Exchange Act Rule 16b-3, except in such instances as the Committee, in its discretion, may so provide. If any provision of the Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 3.1(d), that provision to the extent possible shall be interpreted and deemed amended in the manner determined by the Committee so as to avoid the conflict. To the extent of any remaining irreconcilable conflict with this intent, the provision shall be deemed void as applicable to Insiders to the extent permitted by law and in the manner deemed advisable by the Committee.

    (e)
    The Committee's interpretation of the Plan and of any Award or Agreement made under the Plan and all related decisions or resolutions of the Board or Committee shall be final and binding on all parties with an interest therein. Consistent with its terms, the Committee shall have the power to establish, amend or waive regulations to administer the Plan. In carrying out any of its responsibilities, the Committee shall have discretionary authority to construe the terms of the Plan and any Award or Agreement made under the Plan.

    (f)
    The Committee may grant Awards to Employees and other eligible service providers who are foreign nationals, who are located outside of the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory requirements of countries outside of the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to comply with applicable foreign laws and regulatory requirements and to promote achievement of the purposes of the Plan. In connection therewith, the Committee may establish such sub-plans and modify exercise procedures and other Plan rules and procedures to the extent such actions are deemed necessary or desirable, and may take any other action that it deems advisable to obtain local regulatory approvals or to comply with any necessary local governmental regulatory exemptions.

  3.2
  Indemnification.    Each person who is or shall have been a member of the Committee, or of the Board, and any other person to whom the Committee delegates authority under the Plan, shall be indemnified and held harmless by the Company, to the extent permitted by law, against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act, made in good faith, under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company's approval, or paid by such person in satisfaction of any judgment in any such action, suit or proceeding against such person, provided such person shall give the Company an opportunity, at the Company's expense, to handle and defend the same before such person undertakes to handle and defend it on such person's own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person or persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

4.    Shares Available Under the Plan.

  4.1
  Number of Shares Available for Grants.    Subject to adjustment as provided in Sections 4.1(a) and 17 herein, the number of Shares that may be the subject of Awards and issued to Participants under the Plan shall be 1,500,000, provided, that no more than 750,000 of the 1,500,000 Shares reserved for issuance under the Plan may be granted in the form of Full Value Awards. After the Effective Date, no additional awards may be granted under the Prior Plans. Each Share subject to an Award granted under the Plan shall be counted against the maximum Share limitation as one Share, except that Shares subject to Substitute Awards shall not be counted against this maximum Share limitation, nor shall they reduce the number of Shares authorized for grant to a Participant in any calendar year. The Shares to be delivered under the Plan will be made available from authorized but unissued Shares or issued Shares that are held in the Company's treasury.

  (a)
  Any Shares subject to an Award under this Plan, or to an award granted under one of the Prior Plans that is outstanding on the Effective Date (a "Prior Plan Award"), that expires, is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements, is settled for cash or otherwise terminates without payment being made thereunder shall, to the extent of such expiration, forfeiture, cancellation, return, cash settlement or termination, again be available for grant under the Plan. Each Share that again becomes available for grant pursuant to the preceding sentence shall increase the total number of Shares remaining available for Awards by one Share. The following Shares will, however, continue to be charged against the foregoing maximum Share limitation and will not again become available for grant: (i) Shares tendered by the Participant or withheld by the Company in payment of the purchase price of a stock option issued under this Plan or one of the Prior Plans, (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award or a Prior Plan Award, (iii) Shares subject to a stock appreciation right award issued under this Plan or one of the Prior Plans that are not issued in connection with the settlement of the stock appreciation right upon its exercise, and (iv) Shares repurchased by the Company with proceeds received from the exercise of a stock option issued under this Plan or one of the Prior Plans.

  (b)
  Where two or more types of Awards (all of which are payable in Shares) are granted to a Participant in tandem with each other, such that the exercise of one type of Award with respect to a number of Shares cancels at least an equal number of Shares of the other, the number of Shares to be counted against the maximum Share limitation shall be the maximum number of Shares available under the larger of the two Awards.

    (c)
    If a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the number of shares remaining available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of Shares authorized for grant under the Plan. Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Non-Employee Directors prior to such acquisition or combination.

    (d)
    Additional rules for determining the number of Shares granted under the Plan may be made by the Committee as it deems necessary or desirable.

    (e)
    No fractional Shares may be issued under the Plan; however, cash shall be paid in lieu of any fractional Share in settlement of an Award.

5.    Eligibility.    Participation in the Plan shall be limited to Employees, Non-Employee Directors and any consultant or advisor who is a natural person and who provides services to the Company or any Affiliate (other than in connection with (i) the offer or sale of securities in a capital-raising transaction or (ii) directly or indirectly promoting or maintaining a market in Company securities). The granting of Awards is solely at the discretion of the Committee, except that Incentive Stock Options may only be granted to Employees. References herein to "employed," "employment" or similar terms (except "Employee") shall include the providing of services to the Company or an Affiliate as a Non-Employee Director, consultant or advisor. Neither the transfer of employment of a Participant between any of the Company or its Affiliates, nor a leave of absence granted to such Participant and approved by the Committee, shall be deemed a termination of employment for purposes of the Plan.

6.    General Terms of Awards.

  6.1
  Amount of Award.    Each Agreement shall set forth the number of Shares of Restricted Stock, Stock or Stock Units subject to the Agreement, or the number of Shares to which the Option subject to the Agreement applies or with respect to which payment upon the exercise of the Stock Appreciation Right subject to the Agreement is to be determined, as the case may be, together with such other terms and conditions applicable to the Award as determined by the Committee acting in its sole discretion.

  6.2
  Vesting and Term.    Awards that vest based solely on the satisfaction by the Participant of service-based vesting conditions shall be subject to a vesting period of not less than one year from the applicable grant date, and Awards whose grant or vesting is subject to the satisfaction of performance goals over a performance period shall be subject to a performance period of not less than one year. The foregoing minimum vesting and performance periods will not, however, apply in connection with: (i) a change in control, (ii) a termination of service due to death or disability, (iii) a Substitute Award that does not reduce the vesting period of the award being replaced, (iv) Awards made in payment of or exchange for other compensation already earned and payable, and (v) Awards involving an aggregate number of Shares not in excess of 5% of the Plan's share reserve specified in Section 4.1. For purposes of Awards to Non-Employee Directors, a vesting period will be deemed to be one year if runs from the date of one annual meeting of the Company's stockholders to the date of the next annual meeting of the Company's stockholders. Each Agreement, other than those relating solely to Awards of Shares without restrictions, shall set forth the Term of the Award or the

    Performance Cycle for any performance-based Award, as the case may be. Acceleration of the expiration of the applicable Term is permitted, upon such terms and conditions as shall be set forth in the Agreement, which may, but need not, include, without limitation, acceleration in the event of the Participant's death or retirement. Acceleration of the Performance Cycle of any performance-based Awards shall be subject to Plan Section 6.6. Each Award granted to a Participant shall have such Term as the Committee shall determine at the time of grant; provided, however, that any such Term shall not exceed seven (7) years.

  6.3
  Transferability.    Except as provided in this Section, during the lifetime of a Participant to whom an Award is granted, only that Participant (or that Participant's legal representative) may exercise an Option or Stock Appreciation Right, or receive payment with respect to Stock Units or any other Award. No Award of Restricted Stock (before the expiration of the restrictions), Options, Stock Appreciation Rights or Stock Units or other Award may be sold, assigned, transferred, exchanged or otherwise encumbered other than to a Successor in the event of a Participant's death or pursuant to a qualified domestic relations order as defined in the Code or Title 1 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules thereunder; any attempted transfer in violation of this Section 6.3 shall be of no effect. Notwithstanding the immediately preceding sentence, the Committee, in an Agreement or otherwise at its discretion, may provide that the Award (other than Incentive Stock Options) may be transferable to a Transferee if the Participant does not receive any consideration for the transfer. Any Award held by a Transferee shall continue to be subject to the same terms and conditions that were applicable to that Award immediately before the transfer thereof to the Transferee. For purposes of any provision of the Plan relating to notice to a Participant or to acceleration or termination of an Award upon the death, disability or termination of employment of a Participant, the references to "Participant" shall mean the original grantee of an Award and not any Transferee.

  6.4
  Termination of Employment. Except as otherwise determined by the Committee or provided by the Committee in an Agreement, in case of a Participant's termination of employment (which includes other service relationships as provided in Section 5), the following provisions shall apply:

  (a)
  Options and Stock Appreciation Rights.

  (i)
  If a Participant's employment with the Company and its Affiliates terminates because of the Participant's death, then any Option or Stock Appreciation Right that has not expired or been terminated shall become exercisable in full if the Participant's employment has been continuous between the date the Option or Stock Appreciation Right was granted and the date of such Participant's death, and may be exercised by the Participant's Successor at any time, or from time to time, within one year after the date of the Participant's death.

  (ii)
  If a Participant's employment with the Company and its Affiliates terminates because the Participant is disabled (within the meaning of Section 22(e)(3) of the Code), then any Option or Stock Appreciation Right that has not expired or been terminated shall become exercisable in full if the Participant's employment has been continuous between the date the Option or Stock Appreciation Right was granted and the date of such disability, and the Participant or the Participant's Successor may exercise such Option or Stock Appreciation Right at any time, or from time to time, within one year after the date of the Participant's termination of employment.

  (iii)
  If a Participant's employment terminates for any reason other than cause (as defined in Section 20.1), death or disability, then any Option or Stock Appreciation Right that has not expired or been terminated shall remain exercisable for three months after termination of the Participant's employment, but, unless otherwise provided in the Agreement, only to the extent that such Option or Stock Appreciation Right was exercisable immediately prior to such Participant's termination of employment; provided, however, that if the Participant is a Non-Employee Director, the Option or Stock Appreciation Right shall remain exercisable until the expiration of the Term after such Non-Employee Director ceases to be a director of the Company but, unless otherwise provided in the Agreement, only to the extent that such Option or Stock Appreciation Right was exercisable immediately prior to such Non-Employee Director ceasing to be a director.

      (iv)
      Notwithstanding the foregoing Plan Sections 6.4(a)(i), (ii) and (iii), in no event shall an Option or a Stock Appreciation Right be exercisable after the expiration of the Term of such Award. Any Option or Stock Appreciation Right that is not exercised within the periods set forth in Plan Sections 6.4 (i), (ii) and (iii), except as otherwise provided by the Committee in the Agreement, shall terminate as of the end of the periods described in such Sections.

    (b)
    Performance-Based Full Value Awards.    If a Participant's employment with the Company and its Affiliates terminates during a Performance Cycle because of death or disability, or under other circumstances provided by the Committee in its discretion in the Agreement or otherwise, the Participant, unless the Committee shall otherwise provide in the Agreement, shall be entitled to a payment with respect to a performance-based Full Value Award at the end of the Performance Cycle based upon the extent to which achievement of performance goals was satisfied at the end of such period (as determined at the end of the Performance Cycle) and prorated for the portion of the Performance Cycle during which the Participant was employed by the Company or its Affiliates. Except as provided in this Section 6.4(b) or in the Agreement, if a Participant's employment or other service relationship with the Company and its Affiliates terminates during a Performance Cycle, then such Participant shall not be entitled to any payment with respect to that Performance Cycle.

    (c)
    Time Vested Restricted Stock and Stock Unit Awards.     Unless otherwise provided in the Agreement, in case a Participant's employment with the Company and its Affiliates terminates because of death or disability, the Participant shall be entitled to have vest upon such termination of employment a number of Shares of Restricted Stock or a number of Stock Units under outstanding Awards subject only to service-based vesting that has been prorated for the portion of the Term of the Awards during which the Participant was employed by the Company and its Affiliates, and, with respect to such Shares or Stock Units, all restrictions shall lapse. Any Shares of Restricted Stock or Stock Units that do not vest and as to which restrictions do not lapse under the preceding sentence shall terminate at the date of the Participant's termination of employment and such Shares of Restricted Stock or Stock Units shall be forfeited to the Company.

  6.5
  Rights as Stockholder.    Except as otherwise provided in Section 6.7 and Section 7.4, each Agreement shall provide that a Participant shall have no rights as a stockholder with respect to any securities covered by an Award unless and until the date the Participant becomes the holder of record of the Stock, if any, to which the Award relates.

  6.6
  Performance-Based Awards.    Any Award may be granted as a performance-based Award if the Committee establishes one or more measures of Company, Subsidiary, business unit or individual performance which must be attained, and the Performance Cycle over which the specified performance is to be attained, as a condition to the vesting, exercisability, lapse of restrictions and/or settlement in cash or Shares of such Award. In connection with any such

    Award, the Committee shall determine the extent to which performance goals have been attained and other applicable terms and conditions have been satisfied, and the degree to which vesting, exercisability, lapse of restrictions and/or settlement in cash or Shares of such Award has been earned. With respect to a performance-based Award, the Committee shall also have the authority to provide, in the Agreement or otherwise, for the acceleration of a Performance Cycle and an adjustment or waiver of the achievement of performance goals upon the occurrence of certain events, which may, but need not include, without limitation, a Fundamental Change, a recapitalization, a change in the accounting practices of the Company, a change in a Participant's title or employment responsibilities, a Participant's death or retirement or, with respect to settlements in Shares with respect to an Award, a reclassification, stock dividend, stock split or stock combination as provided in Plan Section 17. An Agreement also may provide for a limitation on the value of an Award that a Participant may receive.

  6.7
  Dividends and Dividend Equivalents.    Any dividends or distributions payable with respect to Shares that are subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions and risk of forfeiture as the Shares to which such dividends or distributions relate. In its discretion, the Committee may provide in an Agreement for a Stock Unit Award or an Other Stock-Based Award that the Participant will be entitled to receive dividend equivalents on the units or other Share equivalents subject to the Award based on dividends actually declared on outstanding Shares. The terms of any dividend equivalents will be as set forth in the applicable Award Agreement, including the time and form of payment and whether such dividend equivalents will be credited with interest or deemed to be reinvested in additional units or Share equivalents. Any dividend equivalents payable with respect to the unvested portion of a Stock Unit Award or an Other Stock-Based Award will be subject to the same restrictions and risk of forfeiture as the units or other Share equivalents to which such dividend equivalents relate. The Committee may, in its discretion, provide in Award Agreements for restrictions on dividends and dividend equivalents in addition to those specified in this Section 6.7. Any Shares issued or issuable during the term of this Plan as a result of the reinvestment of dividends or the deemed reinvestment of dividend equivalents in connection with an Award or a Prior Plan Award shall be counted against, and replenish upon any subsequent forfeiture, the Plan's share reserve as provided in Section 4.

7.    Restricted Stock Awards.

  7.1
  Nature of Award.    An Award of Restricted Stock under the Plan shall consist of Shares subject to restrictions on transfer and conditions of forfeiture, which restrictions and conditions shall be included in the applicable Agreement. The Committee may provide for the lapse or waiver of any such restrictions or conditions and the vesting of the Shares based on such factors or criteria as the Committee, in its sole discretion, may determine.

  7.2
  Stock Certificates.    Except as otherwise provided in the applicable Agreement, each Stock certificate issued with respect to an Award of Restricted Stock shall either be deposited with the Company or its designee, together with an assignment separate from the certificate, in blank, signed by the Participant, or bear such legends with respect to the restricted nature of the Restricted Stock evidenced thereby as shall be provided for in the applicable Agreement.

  7.3
  Vesting of Awards.    The Agreement shall describe the terms and conditions by which the restrictions and conditions of forfeiture upon awarded Restricted Stock shall lapse and the Shares vest. Upon the lapse of the restrictions and conditions, Shares free of restrictive legends, if any, relating to such restrictions shall be issued to the Participant or a Successor or Transferee.

  7.4
  Rights as a Stockholder.    Except as otherwise provided in the Plan or by the Committee, a Participant or a Transferee with a Restricted Stock Award shall have all the rights of a stockholder, including the right to vote the Shares of Restricted Stock.

8.    Other Awards.

  8.1
  Other Stock-Based Awards.    The Committee may from time to time grant Stock and other Awards that are valued by reference to and/or payable in whole or in part in Shares under the Plan. The Committee, in its sole discretion, shall determine the terms and conditions of such Awards, provided that such Awards shall not be inconsistent with the terms and purposes of the Plan. The Committee may, at its sole discretion, direct the Company to issue Shares subject to restrictive legends and/or stop transfer instructions that are consistent with the terms and conditions of the Award to which the Shares relate.

  8.2
  Cash Incentive Awards.    A Cash Incentive Award shall be considered a performance-based Award for purposes of, and subject to, Section 6.6, the payment of which shall be contingent upon the degree to which one or more specified performance goals have been achieved over a specified Performance Cycle. Cash Incentive Awards may be granted to any Participant in such amounts and upon such terms and at such times as shall be determined by the Committee, and may be denominated in units that have a dollar value established by the Committee as of the applicable grant date. Following the completion of the applicable Performance Cycle and the vesting of a Cash Incentive Award, payment of the settlement amount of the Award to the Participant shall be made at such time or times in the form of cash or other forms of Awards under the Plan (valued for these purposes at their grant date fair value) or a combination of cash and other forms of Awards as determined by the Committee and specified in the applicable Agreement. If a Cash Incentive Award is not by its terms exempt from the requirements of Code Section 409A, then the applicable Agreement shall contain terms and conditions intended to avoid adverse tax consequences specified in Code Section 409A.

9.    Stock Options.

  9.1
  Terms of All Options.

  (a)
  An Option shall be granted pursuant to an Agreement as either an Incentive Stock Option or a Non-Statutory Stock Option. The purchase price of each Share subject to an Option shall be determined by the Committee and set forth in the Agreement, but shall not be less than the Fair Market Value of a Share as of the date the Option is granted, except in the case of Substitute Awards.

  (b)
  The purchase price of the Shares with respect to which an Option is exercised shall be payable in full at the time of exercise, provided that to the extent permitted by law, the Agreement may permit some or all Participants to simultaneously exercise Options and sell the Shares thereby acquired pursuant to a brokerage or similar relationship and use the proceeds from the sale as payment of the purchase price of the Shares. The purchase price may be payable in cash or in such other manner as the Committee may permit, including by delivery to the Company of Shares (by actual delivery or attestation) already owned by the Participant or by the Company withholding Shares otherwise issuable to the Participant upon the exercise of the Option (in either case, such Shares delivered or withheld having a Fair Market Value as of the date the Option is exercised equal to the purchase price of the Shares being purchased pursuant to the Option), or a combination thereof, as determined by the Committee, but no fractional Shares will be issued or accepted.

  (c)
  Each Option shall be exercisable in whole or in part on the terms provided in the Agreement. In no event shall any Option be exercisable at any time after the expiration of its Term. When an Option is no longer exercisable, it shall be deemed to have lapsed or terminated.

    (d)
    Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the seventh (7th) anniversary date of its grant.

  9.2
  Incentive Stock Options.    In addition to the other terms and conditions applicable to all Options:

  (a)
  The maximum number of Shares that may be issued upon the exercise of Incentive Stock Options shall equal the maximum number of Shares that may be the subject of Awards and issued under the Plan as provided in the first sentence of Section 4.1.

  (b)
  The aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options held by an individual first become exercisable in any calendar year (under the Plan and all other incentive stock option plans of the Company and its Affiliates) shall not exceed $100,000 (or such other limit as may be required by the Code) if this limitation is necessary to qualify the Option as an Incentive Stock Option. To the extent an Option or Options granted to a Participant exceed this limit, the Option(s) shall be treated as Non-Statutory Stock Option(s).

  (c)
  The Agreement covering an Incentive Stock Option shall contain such other terms and provisions that the Committee determines necessary to qualify this Option as an Incentive Stock Option.

  (d)
  Notwithstanding any other provision of the Plan to the contrary, no Participant may receive an Incentive Stock Option under the Plan if, at the time the Award is granted, the Participant owns (after application of the rules contained in Code Section 424(d), or its successor provision), Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Subsidiaries, unless (i) the exercise price for all Shares subject to that Incentive Stock Option is at least 110% of the Fair Market Value of a Share on the date of grant and (ii) that Option is not exercisable after the date five years from the date that Incentive Stock Option is granted.

10.    Stock Appreciation Rights.    An Award of a Stock Appreciation Right shall entitle the Participant (or a Successor or Transferee), subject to terms and conditions determined by the Committee, to receive upon exercise of the Stock Appreciation Right all or a portion of the excess of (i) the Fair Market Value of a specified number of Shares as of the date of exercise of the Stock Appreciation Right over (ii) a specified price that shall not be less than 100% of the Fair Market Value of such Shares as of the date of grant of the Stock Appreciation Right. A Stock Appreciation Right may be granted in connection with part or all of, in addition to, or completely independent of an Option or any other Award under the Plan. If issued in connection with a previously or contemporaneously granted Option, the Committee may impose a condition that exercise of a Stock Appreciation Right cancels a pro rata portion of the Option with which it is connected and vice versa. Each Stock Appreciation Right may be exercisable in whole or in part on the terms provided in the Agreement. No Stock Appreciation Right shall be exercisable at any time after the expiration of its Term. When a Stock Appreciation Right is no longer exercisable, it shall be deemed to have lapsed or terminated. Upon exercise of a Stock Appreciation Right, payment to the Participant or a Successor or Transferee shall be made at such time or times as shall be provided in the Agreement in the form of cash, Shares or a combination of cash and Shares as determined by the Committee. The Agreement may provide for a limitation upon the amount or percentage of the total appreciation on which payment (whether in cash and/or Shares) may be made in the event of the exercise of a Stock Appreciation Right. The Term of a

Stock Appreciation Right granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such Term shall not exceed seven (7) years.

11.    Stock Units.

  11.1
  Vesting and Consideration.    A Stock Unit shall consist of the right to receive, in cash and/or in Shares as determined by the Committee, the Fair Market Value of one or more Shares, with any Stock Unit Award subject to such vesting conditions, and the corresponding lapse of forfeiture conditions and other restrictions, based on such factors and occurring over such period of time as the Committee may determine in its discretion. The Committee may provide whether any consideration other than Services must be received by the Company or any Affiliate as a condition precedent to the settlement of a Stock Unit Award.

  11.2
  Payment of Award.    Following the vesting of a Stock Unit Award, settlement of the Award and payment to the Participant shall be made at such time or times in the form of cash, Shares (which may themselves be considered Restricted Stock under the Plan subject to restrictions on transfer and forfeiture conditions) or a combination of cash and Shares as determined by the Committee. If the Stock Unit Award is not by its terms exempt from the requirements of Code Section 409A, then the applicable Agreement shall contain terms and conditions intended to avoid adverse tax consequences specified in Code Section 409A.

12.    Performance-Based Compensation.

  12.1
  In the case of a performance-based Award, the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement over the applicable Performance Cycle of one or more performance goals based on one or more of the performance measures specified in Section 12.2. The Committee will select the applicable performance measure(s) and specify the performance goal(s) based on those performance measures for any Performance Cycle, specify in terms of a formula or standard the method for calculating the amount payable to a Participant if the performance goal(s) are satisfied, and certify the degree to which applicable performance goals have been satisfied and any amount payable in connection with an Award subject to this Section 12. In specifying the performance goals applicable to any performance period, the Committee may provide that one or more adjustments shall be made to the performance measures on which the performance goals are based, which may include adjustments that would cause such measures to be considered "non-GAAP financial measures" within the meaning of Rule 101 under Regulation G promulgated by the Securities and Exchange Commission. The Committee may also adjust performance goals for a Performance Cycle in connection with an event described in Section 17 to prevent the dilution or enlargement of a Participant's rights with respect to performance-based compensation. The Committee may adjust any amount determined to be otherwise payable in connection with such an Award. The Committee may also provide, in an Agreement or otherwise, that the achievement of specified performance goals in connection with an Award subject to this Section 12 may be waived upon the death or disability of the Participant or under any other circumstance.

  12.2
  Performance Measures.    For purposes of any Full Value Award or Cash Incentive Award considered performance-based compensation subject to this Section 12, the performance measures to be utilized shall be one or a combination of two or more of the following: revenue or net sales; gross profit; operating profit; net income; earnings before one or more of interest, taxes, depreciation, amortization and other adjustments; profitability as measured by return ratios (including, but not limited to, return on assets, return on equity, return on investment and return on revenues or gross profit) or by the degree to which any of the foregoing earnings measures exceed a percentage of revenues or gross profit; cash flow; market share; margins (including one or more of gross, operating and net earnings margins); stock price; total stockholder return; asset quality; non-performing assets; operating assets; operating expenses; balance of cash, cash equivalents and marketable securities; improvement in or attainment of expense levels or cost savings; operating asset turnover; accounts receivable levels (including measured in terms of days sales outstanding); economic value added; improvement in or attainment of working capital levels; employee retention; customer satisfaction; implementation or completion of critical projects; growth in customer base; or any other financial, operational or strategic measure approved by the Committee. Any performance goal based on one or more of the foregoing performance measures may, in the Committee's discretion, be expressed in absolute amounts, on a per share basis (basic or diluted), relative to one or more other performance measures, as a growth rate or change from preceding periods, or as a comparison to the performance of specified companies or a published or special index (including stock market indices) or other external measures, may relate to one or any combination of Company, Affiliate, business unit or individual performance, and may be expressed in terms of differing levels of achievement, such as threshold, target and maximum levels of achievement.

13.    Effective Date and Duration of the Plan.

  13.1
  Effective Date.    The Plan shall become effective on the date it is approved by the Company's stockholders, which shall be considered the date of its adoption for purposes of Treasury Regulation §1.422-2(b)(2)(i). No Awards shall be made under the Plan prior to its Effective Date. If the Company's stockholders fail to approve the Plan within 12 months of its approval by the Board, the Plan shall be of no further force or effect.

  13.2
  Duration of the Plan.    The Plan shall remain in effect until all Stock subject to it shall be distributed, all Awards have expired or lapsed, the Plan is terminated pursuant to Plan Section 16, or the tenth anniversary of the Effective Date of the Plan, whichever occurs first (the "Termination Date"). Awards made before the Termination Date may be exercised, vested or otherwise effectuated beyond the Termination Date unless limited in the Agreement or otherwise. No Award of an Incentive Stock Option shall be made more than 10 years after the Effective Date of the Plan (or such other limit as may be required by the Code) if this limitation is necessary to qualify the Option as an Incentive Stock Option. The date and time at which an Award is made or granted shall be the date and time the Committee approves the grant of the Award, or such later date and time as may be specified by the Committee at the time it approves the Award.

14.    Plan Does Not Affect Employment Status.

  14.1
  No Entitlement to Award.    Status as an eligible Employee or other service provider shall not be construed as a commitment that any Award will be made under the Plan to that eligible Employee or service provider or to eligible individuals generally.

  14.2
  No Right to Continued Employment.    Nothing in the Plan or in any Agreement or related documents shall confer upon any Participant any right to continue in the employment of the Company or any Affiliate or constitute any contract of employment or affect any right that the Company or any Affiliate may have to change such person's compensation, other benefits, job responsibilities, or title, or to terminate the employment of such person with or without cause.

15.    Tax Withholding.    The Company shall have the right to withhold from any cash payment under the Plan or any other compensation owed to a Participant or other person (including a Successor or a Transferee) an amount sufficient to cover any required withholding taxes related to the grant, vesting, exercise or settlement of an Award or a Prior Plan Award. The Company shall have the right to require a Participant or other person receiving Shares under the Plan to pay the Company a cash amount sufficient to cover any required withholding taxes before actual receipt of those Shares. In lieu of all or any part of a cash payment from a person receiving Shares under the Plan, the Committee may permit the individual to cover all or any part of the required withholdings (but not to exceed the maximum individual statutory tax rate in each applicable jurisdiction) through a reduction of the number of Shares delivered or delivery or tender to the Company of Shares held by the Participant or other person, in each case valued in the same manner as used in computing the withholding taxes under the applicable laws.

16.    Amendment, Modification and Termination.

  16.1
  Amendment, Modification and Termination of Plan.    The Board may at any time and from time to time terminate, suspend or modify the Plan. No termination, suspension, or modification of the Plan may materially and adversely affect any right acquired by any Participant or Successor or Transferee under an Award granted before the date of termination, suspension, or modification, unless (i) otherwise agreed to by the Participant in the Agreement or otherwise, or (ii) such action is necessary to comply with applicable law or stock exchange rules. It will be conclusively presumed that any adjustment for changes in capitalization provided for in Plan Sections 6.6 or 17 does not adversely affect these rights.

  16.2
  Amendment of Agreement.    Subject to Section 19, the Committee may unilaterally amend the terms of any Agreement previously granted, except that no such amendment may materially and adversely affect the rights of any Participant under the applicable Award without the Participant's consent, unless such amendment is necessary to comply with applicable law or stock exchange rules or any compensation recovery policy as provided in Section 20.3.

17.    Adjustment for Changes in Capitalization.    In the event of any equity restructuring (within the meaning of authoritative guidance issued by the Financial Accounting Standards Board relating to stock-based compensation) that causes the per Share value of Shares to change, such as a stock dividend, stock split, spin off, rights offering, or recapitalization through a large, nonrecurring cash dividend, the Committee shall cause there to be made an equitable adjustment to (i) the number and kind of Shares that may be issued under the Plan, and (ii) the number and kind of Shares or, subject to Plan Section 6.6, Stock Units, subject to and the exercise price (if applicable) of any then outstanding Awards of Options, Stock Appreciation Rights, Restricted Stock, Stock Units or any other Awards related to shares of Stock (to the extent such other Awards would not otherwise automatically adjust in the equity restructuring); provided, in each case, that with respect to Incentive Stock Options, no such adjustment shall be authorized to the extent that such adjustment would cause such options to violate Section 422(b) of the Code or any successor provision; provided further, with respect to all Awards, no such adjustment shall be authorized to the extent that such adjustment would cause the Awards to be subject to adverse tax consequences under Section 409A of the Code. In the event of any other change in corporate capitalization, such as a merger, consolidation, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code), including a Fundamental Change (subject to Plan Section 18), or any partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights. In either case, any such adjustment shall be conclusive and binding for all purposes of the Plan. Unless otherwise determined by the Committee, the number of Shares subject to an Award shall always be a whole number. In no event shall an outstanding Option or Stock Appreciation Right be amended for the sole purpose of reducing the exercise price or grant price thereof.

18.    Fundamental Change.    In the event of a proposed Fundamental Change, the Committee may, but shall not be obligated to:

  (a)
  if the Fundamental Change is a merger or consolidation or statutory share exchange, make appropriate provision for the protection of the outstanding Options and Stock Appreciation Rights by the substitution of options, stock appreciation rights and appropriate voting common stock of the corporation surviving any merger or consolidation or, if appropriate, the parent corporation of the Company or such surviving corporation; or

  (b)
  at least ten days before the occurrence of the Fundamental Change, declare, and provide written notice to each holder of an Option or Stock Appreciation Right of the declaration, that each outstanding Option and Stock Appreciation Right, whether or not then exercisable, shall be canceled at the time of, or immediately before the occurrence of the Fundamental Change in exchange for payment to each holder of an Option or Stock Appreciation Right, within ten days after the Fundamental Change, of cash equal to (i) for each Share covered by the canceled Option, the amount, if any, by which the Fair Market Value (as defined in this Section) per Share exceeds the exercise price per Share covered by such Option or (ii) for each Stock Appreciation Right, the price determined pursuant to Section 10, except that Fair Market Value of the Shares as of the date of exercise of the Stock Appreciation Right, as used in clause (i) of Plan Section 10, shall be deemed to mean Fair Market Value for each Share with respect to which the Stock Appreciation Right is calculated determined in the manner hereinafter referred to in this Section. At the time of the declaration provided for in the immediately preceding sentence, each Stock Appreciation Right and each Option shall immediately become exercisable in full and each person holding an Option or a Stock Appreciation Right shall have the right, during the period preceding the time of cancellation of the Option or Stock Appreciation Right, to exercise the Option as to all or any part of the Shares covered thereby or the Stock Appreciation Right in whole or in part, as the case may be. In the event of a declaration pursuant to Plan Section 18(b), each outstanding Option and Stock Appreciation Right granted pursuant to the Plan that shall not have been exercised before the Fundamental Change shall be canceled at the time of, or immediately before, the Fundamental Change, as provided in the declaration.

Notwithstanding the foregoing, no person holding an Option or a Stock Appreciation Right shall be entitled to the payment provided for in this Section 18(b) if such Option or Stock Appreciation Right shall have terminated, expired or been cancelled. For purposes of this Section 18 only, "Fair Market Value" per Share means the cash plus the fair market value, as determined in good faith by the Committee, of the non-cash consideration to be received per Share by the stockholders of the Company upon the occurrence of the Fundamental Change.

19.    Prohibition on Repricing.    Except pursuant to Section 17 of the Plan in connection with an equity restructuring, or pursuant to Section 18 of the Plan in connection with a Fundamental Change, in either case in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the Plan, no Option or Stock Appreciation Right granted under the Plan may be amended to decrease the exercise price or grant price thereof, be cancelled in exchange for the grant of any new Option or Stock Appreciation Right with a lower exercise or grant price or any new Full Value Award, be repurchased by the Company or any Affiliate, or otherwise be subject to any action that would be treated under accounting rules or otherwise as a "repricing" of such Option or Stock Appreciation Right, unless such action is first approved by the Company's stockholders.

20.    Forfeitures and Compensation Recovery.

  20.1
  Forfeiture for Cause.    Notwithstanding any other provision of the Plan or an Agreement, if a Participant's employment is terminated for cause as defined in this Section 20.1, then as of the date of such termination, any of the Participant's outstanding Awards that have not vested or been exercised by the Participant will be forfeited to the Company. For purposes of this Section 20.1, "cause" means the Participant: (i) committed a felony or a crime involving moral turpitude or committed any other act or omission involving fraud, embezzlement or any other act of dishonesty in the course of his employment by the Company or an Affiliate which conduct damaged the Company or an Affiliate; (ii) substantially and repeatedly failed to perform duties of the office held by the Participant as reasonably directed by the Company or an Affiliate; (iii) committed gross negligence or willful misconduct with respect to the Company or an Affiliate; (iv) committed a material breach of any employment agreement between the Participant and the Company or an Affiliate that is not cured within ten (10) days after receipt of written notice thereof from the Company or the Affiliate, as applicable; (v) failed, within ten (10) days after receipt by the Participant of written notice thereof from the Company or an Affiliate, to correct, cease or otherwise alter any failure to comply with instructions or other action or omission which the Board reasonably believes does or may materially or adversely affect the Company's or an Affiliate's business or operations; (vi) committed misconduct which is of such a serious or substantial nature that a reasonable likelihood exists that such misconduct will materially injure the reputation of the Company or an Affiliate; (vii) harassed or discriminated against the Company's or an Affiliate's employees, customers or vendors in violation of the Company's policies with respect to such matters; (viii) misappropriated funds or assets of the Company or an Affiliate for personal use or willfully violated the Company policies or standards of business conduct as determined in good faith by the Board; (ix) failed, due to some action or inaction on the part of the Participant, to have immigration status that permits the Participant to maintain full-time employment with the Company or an Affiliate in the United States in compliance with all applicable immigration law; or (x) disclosed trade secrets of the Company or an Affiliate. The findings and decision of the Committee or the Board, if applicable, with respect to any such matter, including those regarding the acts of the Participant and the damage done to the Company, will be final for all purposes. No decision of the Committee, however, will affect the finality of the discharge of the individual by the Company or an Affiliate.

  20.2
  Forfeiture Events.    The Committee may specify in an Agreement that the Participant's rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, termination of employment for any other reason, violation of material policies of the Company and its Affiliates, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company and its Affiliates.

  20.3
  Compensation Recovery Policy.    Awards and any compensation associated therewith may be made subject to forfeiture, recovery by the Company or other action pursuant to any compensation recovery policy adopted by the Board or the Committee at any time, including in response to the requirements of Section 10D of the Exchange Act and any implementing rules and regulations thereunder, or as otherwise required by law. Any Agreement may be unilaterally amended by the Committee to comply with any such compensation recovery policy.

21.    Corporate Mergers, Acquisitions, Etc.    The Committee may also grant Substitute Awards under the Plan in substitution for, or in connection with the assumption of, existing options, stock appreciation rights, restricted stock or other awards granted, awarded or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to which the Company or a Subsidiary is a party. The terms and conditions of the Substitute Awards may vary from the terms and conditions set forth in the Plan to the extent as the Board at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

22.    Unfunded Plan.    The Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Neither the Company, its Affiliates, the Committee, nor the Board of Directors shall be deemed to be a trustee of any amounts to be paid under the Plan nor shall anything contained in the Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between the Company and/or its Affiliates, and a Participant or Successor or Transferee. To the extent any person acquires a right to receive an Award under the Plan, this right shall be no greater than the right of an unsecured general creditor of the Company.

23.    Limits of Liability.

  23.1
  Contractual Liability Only.    Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by the Plan and the Award Agreement.

  23.2
  Liability Limit.    Except as may be required by law, neither the Company nor any member of the Board of Directors or of the Committee, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken, or not taken, in good faith under the Plan.

24.    Compliance with Applicable Legal Requirements.    No certificate for Shares distributable pursuant to the Plan shall be issued and delivered unless the issuance of the certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended and in effect from time to time or any successor statute, the Exchange Act and the requirements of the exchanges on which the Company's Shares may, at the time, be listed.

25.    Deferrals and Settlements.    The Committee may require or permit Participants to elect to defer the issuance of Shares or the settlement of Awards in cash under such rules and procedures as it may establish under the Plan. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts.

26.    Other Benefit and Compensation Programs.    Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination, indemnity or severance pay laws of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate unless expressly so provided by such other plan, contract or arrangement, or unless the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

27.    Beneficiary Upon Participant's Death.    To the extent that the transfer of a Participant's Award at his or her death is permitted under an Agreement, a Participant's Award shall be transferable at death to the estate or to the person who acquires the right to succeed to the Award by bequest or inheritance.

28.    Requirements of Law.

  28.1
  Governing Law.    To the extent that federal laws do not otherwise control, the Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Minnesota without regard to its conflicts-of-law principles and shall be construed accordingly.

  28.2
  Severability.    If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

29.    Code Section 409A.    It is intended that (i) all Awards of Options, Stock Appreciation Rights and Restricted Stock under the Plan will not provide for the deferral of compensation within the meaning of Code Section 409A and thereby be exempt from Code Section 409A, and (ii) all other Awards under the Plan will either not provide for the deferral of compensation within the meaning of Code Section 409A, or will comply with the requirements of Code Section 409A, and the Committee shall endeavor to structure Awards and administer and interpret the Plan in accordance with this intent. The Plan and any Agreement may be unilaterally amended by the Company in any manner deemed necessary or advisable by the Committee or Board in order to maintain such exemption from or compliance with Code Section 409A, and any such amendment shall conclusively be presumed to be necessary to comply with applicable law. Notwithstanding anything to the contrary in the Plan or any Agreement, with respect to any Award that constitutes a deferral of compensation subject to Code Section 409A:

  (a)
  If any amount is payable under such Award upon a termination of employment, a termination of employment will be deemed to have occurred only at such time as the Participant has experienced a "separation from service" as such term is defined for purposes of Code Section 409A; and

  (b)
  If any amount shall be payable with respect to any such Award as a result of a Participant's "separation from service" at such time as the Participant is a "specified employee" within the meaning of Code Section 409A, then no payment shall be made, except as permitted under Code Section 409A, prior to the first business day after the earlier of (i) the date that is six months after the Participant's separation from Service or (ii) the Participant's death. Unless the Committee has adopted a specified employee identification policy as contemplated by Code Section 409A, specified employees will be identified in accordance with the default provisions specified under Code Section 409A.

None of the Company, the Committee or any other person involved with the administration of this Plan shall in any way be responsible for ensuring the exemption of any Award from, or compliance by any Award with, the requirements of Code Section 409A. By accepting an Award under this Plan, each Participant acknowledges that the Company has no duty or obligation to design or administer the Plan or Awards granted thereunder in a manner that minimizes a Participant's tax liabilities, including the avoidance of any additional tax liabilities under Code Section 409A.

Appendix B
to Proxy Statement

Digi International Inc.

Employee Stock Purchase Plan
as amended and restated as of December 10, 2019
(effective December 10, 2019, subject to stockholder approval)

1.    Purpose and Scope Of Plan.    The purpose of this Digi International Inc. Employee Stock Purchase Plan (the "Plan") is to provide the employees of Digi International Inc. (the "Company") with an opportunity to acquire a proprietary interest in the Company through the purchase of its common stock and, thus, to develop a stronger incentive to work for the continued success of the Company. The Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended, and shall be interpreted and administered in a manner consistent with such intent.

2.    Definitions.

  2.1
  The terms defined in this section are used (and capitalized) elsewhere in this Plan:

  (a)
  "Affiliate" means any corporation that is a "parent corporation" or "subsidiary corporation" of the Company, as defined in Sections 424(e) and 424(f) of the Code or any successor provision, and whose participation in the Plan has been approved by the Board of Directors.

  (b)
  "Board of Directors" means the Board of Directors of the Company.

  (c)
  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

  (d)
  "Committee" means three or more Disinterested Persons designated by the Board of Directors to administer the Plan under Section 13.

  (e)
  "Common Stock" means the common stock, par value $.01 per share (as such par value may be adjusted from time to time), of the Company.

  (f)
  "Company" means Digi International Inc.

  (g)
  "Compensation" means the gross cash compensation (including wage, salary, commission, bonus, and overtime earnings) paid by the Company or any Affiliate to a Participant in accordance with the terms of employment.

  (h)
  "Disinterested Persons" means a member of the Board of Directors who is considered a disinterested person within the meaning of Exchange Act Rule 16b-3 or any successor definition.

  (i)
  "Eligible Employee" means any employee of the Company or an Affiliate who has been employed for at least 90 days and whose customary employment is at least 20 hours per week; provided, however, that "Eligible Employee" shall not include any person who would be deemed for purposes of Section 423(b)(3) of the Code, to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company.

  (j)
  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

  (k)
  "Fair Market Value" of a share of Common Stock as of any date means, if the Company's Common Stock is listed on a national securities exchange or traded in the national market system, the mean between the high and low sale prices for such Common Stock on such exchange or market on said date, or, if no sale has been made on such exchange or market on said date, on the last preceding day on which any sale shall have been made. If such determination of Fair Market Value is not consistent with the then current regulations of the Secretary of the Treasury applicable to plans intended to qualify as an "employee stock purchase plan" within the meaning of Section 423(b) of the Code, however, Fair Market Value shall be determined in accordance with such regulations. The determination of Fair Market Value shall be subject to adjustment as provided in Section 14.

    (l)
    "Participant" means an Eligible Employee who has elected to participate in the Plan in the manner set forth in Section 4.

    (m)
    "Plan" means this Digi International Inc. Employee Stock Purchase Plan, as amended from time to time.

    (n)
    "Purchase Period" means each quarter of the Company's fiscal year. The first Purchase Period was the quarter that started April 1, 1996 and ends June 30, 1996.

    (o)
    "Recordkeeping Account" means the account maintained in the books and records of the Company recording the amount withheld from each Participant through payroll deductions made under the Plan.

    (p)
    "Share" means a share of Common Stock.

3.    Scope of the Plan.    Shares of Common Stock may be sold by the Company to Eligible Employees commencing April 1, 1996, as hereinafter provided, but not more than 3,425,000(1) shares of Common Stock (subject to adjustment as provided in Section 14) shall be sold to Eligible Employees pursuant to this Plan. All sales of Common Stock pursuant to this Plan shall be subject to the same terms, conditions, rights and privileges. The shares of Common Stock delivered by the Company pursuant to this Plan may be acquired shares having the status of any combination of authorized but unissued shares, newly issued shares, or treasury shares.

4.    Eligibility and Participation.    To be eligible to participate in the Plan for a given Purchase Period, an employee must be an Eligible Employee on the first day of such Purchase Period. An Eligible Employee may elect to participate in the Plan by filing an enrollment form with the Company before the first day of such Purchase Period that authorizes regular payroll deductions from Compensation beginning with the first payday in such Purchase Period and continuing until the Eligible Employee withdraws from the Plan, modifies his or her authorization, or ceases to be an Eligible Employee, as hereinafter provided.

5.    Amount of Common Stock Each Eligible Employee May Purchase.

  5.1
  Subject to the provisions of the Plan, each Eligible Employee shall be offered the right to purchase on the last day of the Purchase Period the number of shares of Common Stock (including fractional shares) that can be purchased at the price specified in Section 5.2 with the entire credit balance in the Participant's Recordkeeping Account; provided, however, that the maximum number of shares of Common Stock that may be purchased by a Participant during any Purchase Period shall not exceed the number determined by dividing (i) the excess, if any, of (A) $25,000 over (B) the aggregate Fair Market Value (determined on the first day of the relevant Purchase Period) of shares of Common Stock previously acquired by the Participant in each Purchase Period occurring earlier in the same calendar year, by (ii) the Fair Market Value of a share of Common Stock on the first day of the current Purchase Period. Notwithstanding the foregoing, no Eligible Employee shall be granted an option to

(1)
Includes 625,000 shares of Common Stock, subject to stockholder approval.

    acquire shares of Common Stock under this Plan which permits the Eligible Employee's rights to purchase shares of Common Stock under this Plan and all employee stock purchase plans of the Company and the Affiliates to accrue at a rate which exceeds $25,000 of Fair Market Value (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. If the purchases by all Participants would otherwise cause the aggregate number of shares of Common Stock to be sold under the Plan to exceed the number specified in Section 3, however, each Participant shall be allocated at a ratable portion of the maximum number of shares of Common Stock which may be sold.

  5.2
  The purchase price of each share of Common Stock sold pursuant to this Plan will be the lesser of (a) or (b) below: (a) 85% of the Fair Market Value of such share on the first day of the Purchase Period. (b) 85% of the Fair Market Value of such share on the last day of the Purchase Period.

6.    Method of Participation.

  6.1
  The Company shall give notice to each Eligible Employee of the opportunity to purchase shares of Common Stock pursuant to this Plan and the terms and conditions for such offering. Such notice is subject to revision by the Company at any time prior to the date of purchase of such shares. The Company contemplates that for tax purposes the first day of a Purchase Period will be the date of the offering of such shares.

  6.2
  Each Eligible Employee who desires to participate in the Plan for a Purchase Period shall signify his or her election to do so by signing an election form developed by the Committee. An Eligible Employee may elect to have any whole percent of Compensation withheld, but not exceeding ten percent (10%) per pay period. An election to participate in the Plan and to authorize payroll deductions as described herein must be made before the first day of the Purchase Period to which it relates and shall remain in effect unless and until such Participant withdraws from this Plan, modifies his or her authorization, or terminates his or her employment with the Company, as hereinafter provided.

  6.3
  Any Eligible Employee who does not make a timely election as provided in Section 6.2, shall be deemed to have elected not to participate in the Plan. Such election shall be irrevocable for such Purchase Period.

7.    Recordkeeping Account.

  7.1
  The Company shall maintain a Recordkeeping Account for each Participant. Payroll deductions pursuant to Section 6 will be credited to such Recordkeeping Accounts on each payday.

  7.2
  No interest will be credited to a Participant's Recordkeeping Account.

  7.3
  The Recordkeeping Account is established solely for accounting purposes, and all amounts credited to the Recordkeeping Account will remain part of the general assets of the Company.

  7.4
  A Participant may not make any separate cash payment into the Recordkeeping Account.

8.    Right To Adjust Participation or To Withdraw.

  8.1
  A Participant may, at any time during a Purchase Period, direct the Company to make no further deductions from his or her Compensation or to adjust the amount of such deductions. Upon either of such actions, future payroll deductions with respect to such Participant shall cease or be adjusted in accordance with the Participant's direction.

  8.2
  Any Participant who stops payroll deductions may not thereafter resume payroll deductions during such Purchase Period.

  8.3
  At any time before the end of a Purchase Period, any Participant may also withdraw from the Plan. In such event, all future payroll deductions shall cease and the entire credit balance in the Participant's Recordkeeping Account will be paid to the Participant, without interest, in cash within 15 days. A Participant who withdraws from the Plan will not be eligible to reenter the Plan until the next succeeding Purchase Period.

  8.4
  Notification of a Participant's election to adjust or terminate deductions, or to withdraw from the Plan, shall be made by the filing of an appropriate notice to such effect with the Company.

9.    Termination of Employment.    If the employment of a Participant is terminated for any reason, including death, disability, or retirement, the entire balance in the Participant's Recordkeeping Account will be applied to the purchase of shares as provided in Section 10.1 as of the last day of the Purchase Period in which the Participant's employment terminated; except that if such Participant so requests prior to the last day of such Purchase Period, the Company shall refund in cash within 15 days all amounts credited to his or her Recordkeeping Account.

10.    Purchase of Shares.

  10.1
  As of the last day of the Purchase Period, the entire credit balance in each Participant's Recordkeeping Account will be used to purchase shares (including fractional shares) of Common Stock (subject to the limitations of Section 5) unless the Participant has filed an appropriate form with the Company in advance of that date (which either elects to purchase a specified number of shares which is less than the number described above or elects to receive the entire credit balance in cash). Any amount in a Participant's Recordkeeping Account that is not used to purchase shares pursuant to this Section 10.1 will be refunded to the Participant.

  10.2
  Shares of Common Stock acquired by each Participant shall be held in a general account maintained for the benefit of all Participants.

  10.3
  Certificates for the number of whole shares of Common Stock, determined as aforesaid, purchased by each Participant shall be issued and delivered to him or her only upon request of the Participant or his or her representative directed to the Company. No Certificates for fractional shares will be issued. Instead, Participants will receive a cash distribution representing any fractional shares.

  10.4
  Dividends with respect to a Participant's shares held in the general account will, at the election of the Participant, either be paid to the Participant in cash or reinvested in additional shares of Common Stock. If a Participant fails to make such an election, all dividends with respect to the Participant's shares held in the general account will automatically be reinvested to purchase additional shares of Common Stock.

  10.5
  Each Participant will be entitled to vote all shares held for the benefit of such Participant in the general account.

11.    Rights as a Stockholder.    A Participant shall not be entitled to any of the rights or privileges of a stockholder of the Company with respect to such shares, including the right to receive any dividends which may be declared by the Company, until (i) he or she actually has paid the purchase price for such shares and (ii) either the shares have been credited to his or her account or certificates have been issued to him or her, both as provided in Section 10.

12.    Rights Not Transferable.    A Participant's rights under this Plan are exercisable only by the Participant during his or her lifetime, and may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution. Any attempt to sell, pledge, assign or transfer the same shall be null and void and without effect. The amounts credited to a Recordkeeping

Account may not be assigned, transferred, pledged or hypothecated in any way, and any attempted assignment, transfer, pledge, hypothecation or other disposition of such amounts will be null and void and without effect.

13.    Administration of the Plan.    This Plan shall be administered by the Committee, which is authorized to make such uniform rules as may be necessary to carry out its provisions. The Committee shall determine any questions arising in the administration, interpretation and application of this Plan, and all such determinations shall be conclusive and binding on all parties.

14.    Adjustment for Changes in Capitalization.    In the event of any equity restructuring (within the meaning of authoritative guidance issued by the Financial Accounting Standards Board relating to stock-based compensation) that causes the per Share value of Shares to change, such as a stock dividend, stock split, spin off, rights offering, or recapitalization through a large, nonrecurring cash dividend, the Committee shall cause there to be made an equitable adjustment to the number, class and purchase price of Shares that may be purchased under the Plan. In the event of any other change in corporate capitalization, such as a merger, consolidation, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code), or any partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights. In either case, any such adjustment shall be conclusive and binding for all purposes of the Plan.

15.    Registration of Certificates.    Stock certificates will be registered in the name of the Participant, or jointly in the name of the Participant and another person, as the Participant may direct on an appropriate form.

16.    Amendment of Plan.    The Board of Directors may at any time amend this Plan in any respect which shall not adversely affect the rights of Participants pursuant to shares previously acquired under the Plan, except that, without stockholder approval, no amendment shall be made (i) to increase the number of shares to be reserved under this Plan, (ii) to decrease the minimum purchase price, (iii) to withdraw the administration of this Plan from the Committee, or (iv) to change the definition of employees eligible to participate in the Plan.

17.    Effective Date of Plan.    This Plan shall consist of an offering commencing April 1, 1996, and ending June 30, 1996, and continuing on a quarterly basis thereafter. All rights of Participants in any offering hereunder shall terminate at the earlier of (i) the day that Participants become entitled to purchase a number of shares of Common Stock equal to or greater than the number of shares remaining available for purchase or (ii) at any time, at the discretion of the Board of Directors, after 30 days' notice has been given to all Participants. Upon termination of this Plan, shares of Common Stock shall be issued to Participants in accordance with Section 10, and cash, if any, remaining in the Participant's Recordkeeping Accounts shall be refunded to them, as if the Plan were terminated at the end of a Purchase Period.

18.    Governmental Regulations and Listing.    All rights granted or to be granted to Eligible Employees under this Plan are expressly subject to all applicable laws and regulations and to the approval of all governmental authorities required in connection with the authorization, issuance, sale or transfer of the shares of Common Stock reserved for this Plan, including, without limitation, there being a current registration statement of the Company under the Securities Act of 1933, as amended, covering the shares of Common Stock purchasable on the last day of the Purchase Period applicable to such shares, and if such a registration statement shall not then be effective, the term of such Purchase Period shall be extended until the first business day after the effective date of such a registration statement, or post-effective amendment thereto. If applicable, all such rights hereunder are also similarly subject to effectiveness of an appropriate listing application to a national securities exchange or a national market system, covering the shares of Common Stock under the Plan upon official notice of issuance.

19.    Miscellaneous.

  19.1
  This Plan shall not be deemed to constitute a contract of employment between the Company and any Participant, nor shall it interfere with the right of the Company to terminate any Participant and treat him or her without regard to the effect which such treatment might have upon him or her under this Plan.

  19.2
  Wherever appropriate as used herein, the masculine gender may be read as the feminine gender, the feminine gender may be read as the masculine gender, the singular may be read as the plural and the plural may be read as the singular.

  19.3
  The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Minnesota.

  19.4
  Delivery of shares of Common Stock or of cash pursuant to this Plan shall be subject to any required withholding taxes. A person entitled to receive shares of Common Stock may, as a condition precedent to receiving such shares, be required to pay the Company a cash amount equal to the amount of any required withholdings.

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. DIGI INTERNATIONAL INC. ATTN: OFFICE OF GENERAL COUNSEL 9350 EXCELSIOR BLVD. HOPKINS, MN 55343 VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR each of the following Nominees: 1. Election of Directors Nominees 1a. Satbir Khanuja, Ph.D. For 0 0 For 0 Against 0 0 Against 0 Abstain 0 0 Abstain 0 1b. Ronald E. Konezny NOTE: If any other matters properly come before the annual meeting calling for a vote of stockholders, the shares represented by this proxy will be voted by the persons named herein in accordance with their best judgment. The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5. 2. Company proposal to approve, on a non-binding advisory basis, the compensation paid to named executive officers. 0 0 0 3. Ratification of the appointment of Grant Thornton LLP as independent registered public accounting firm of the company for the 2020 fiscal year. 0 0 0 0 0 0 4. Company proposal to approve the Digi International Inc. 2020 Omnibus Incentive Plan. Company proposal to approve the Amended and Restated Digi International Inc. Employee Stock Purchase Plan. 5. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000434016_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report are available at www.proxyvote.com DIGI INTERNATIONAL INC. Annual Meeting of Stockholders January 29, 2020 3:30 P.M. This proxy is solicited on behalf of the Board of Directors The undersigned hereby appoints Ronald E. Konezny and James J. Loch, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes such proxies to represent and to vote, as designated on the reverse, all shares of common stock of Digi International Inc. held of record by the undersigned at the close of business on December 4, 2019, at the Annual Meeting of Stockholders to be held on January 29, 2020, or any adjournment thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side 0000434016_2 R1.0.1.18